As filed with the Securities and Exchange Commission on June 3, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23476

DoubleLine Yield Opportunities Fund

(Exact name of registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report March 31, 2022

DoubleLine Yield Opportunities Fund

NYSE: DLY

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602  || (803) 791-7333

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	|	March 31, 2022	3

Chairman’s Letter	(Unaudited) March 31, 2022

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Yield Opportunities Fund (NYSE: DLY, the “Fund”) for the six-month period ended March 31, 2022. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doublelinefunds.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Yield Opportunities Fund

May 1, 2022

4	DoubleLine Yield Opportunities Fund

Financial Markets Highlights	(Unaudited) March 31, 2022

•	Non-Agency Commercial Mortgage-Backed Securities

For the six-month period ended March 31, 2022, spreads of non-Agency commercial mortgage-backed securities (non-Agency CMBS) moved wider. Spreads moved wider in the fourth quarter of 2021 in response to heavy, sustained issuance and widened further in the first quarter of 2022 as investors weighed the impact of inflation, higher interest rates and a protracted Russia-Ukraine war. For the six-month period, AAA last cash flows (LCFs) widened 29 basis points (bps) while BBB- LCFs widened 110 bps. The period marked $99.4 billion in new issuance compared to $41.4 billion in the same period a year ago. The heavy issuance volume contributed to new issue pricing at a discount, putting greater pressure on secondary prices as investors remained skeptical of paying more in secondary markets. The 30-day-plus delinquency rate for commercial real estate loans peaked in the latter half of the fourth quarter at 4.61% as a result of volatility associated with the pandemic, but the rate fell to 3.73% at the end of March, as measured by financial data firm Trepp. The dip in March was the 20th monthly decline in 21 months. The Bloomberg US CMBS ERISA Only Index returned negative 6.19% for the six-month period, underperforming the broader Bloomberg US Aggregate Bond Index’s negative 5.92%. The RCA Commercial Property Price Index increased 10.6% for the six-month period ended February 28, the most recent month for which data was available, compared to 6.4% over the previous six-month period.

•	Asset-Backed Securities

For the six-month period ended March 31, 2022, the asset-backed security (ABS) sector generally benefited from its relatively low duration compared to other investment grade fixed income sectors. The Bloomberg US ABS Index returned negative 3.44%, and the ICE Bank of America U.S. Fixed-Rate Miscellaneous ABS Index returned negative 4.45%, both marking positive relative performance compared to the Bloomberg US Aggregate Bond Index’s negative 5.92%. The main story in the markets during this period was the hawkish pivot by the Federal Reserve, which resulted in the two-year U.S. Treasury yield rising 206 basis points (bps) and 10-year yield rising 85 bps. ABS credit spreads generally widened due to the hawkish messaging from the Fed, a heavy new issuance environment and geopolitical fallout from the Russia-Ukraine war. The best-performing ABS sectors were low-duration, high-quality assets such as credit cards and student loans. Longer-duration ABS sectors such as whole business securitizations and global transportation assets lagged. New issuance totaled $136 billion as capital markets remained accommodative.

•	Agency Residential Mortgage-Backed and Agency Commercial Mortgage-Backed Securities

For the six-month period ended March 31, 2022, Agency residential mortgage-backed securities (Agency RMBS) and Agency commercial mortgage-backed securities (Agency CMBS) posted negative returns. The Bloomberg US Mortgage-Backed Securities Index returned negative 5.33% but outperformed the Bloomberg US Government Bond Index and the Bloomberg US Corporate Bond Index. Yields increased across all sections of the U.S. Treasury curve, with the two-year yield up 206 basis points (bps) and 10-year yield up 85 bps. Central banks embraced a hawkish rhetoric over the period, preparing investors for an aggressive hiking cycle for the federal funds rate. The first hike of 25 bps took place in mid-March. The 30-year mortgage rate, as measured by the Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index, increased roughly 170 bps over the six-month period, including approximately 150 bps year-to-date. The Freddie Mac U.S. mortgage rate was sitting at a high of 4.7% at the end of March after maintaining a level of roughly 3.0% for most of 2021. Due to the recent rise in mortgage rates, refinance activity subsided, and conditional prepayment rate speeds slowed. Gross issuance of Agency RMBS during the six-month period totaled roughly $1.4 trillion while gross issuance of Agency CMBS totaled roughly $94.1 billion. The Federal Reserve purchased large amounts of Agency mortgages in 2021 but began tapering its bond-buying program in November and might soon begin its balance-sheet runoff, delivering a more challenging supply-demand environment in 2022.

•	U.S. High Yield Credit

For the six-month period ended March 31, 2022, the Bloomberg US Corporate High Yield Index returned negative 4.16%. Intermediate-duration bonds returned negative 3.80%, outperforming long-duration bonds, which returned negative 9.28%. Bonds rated B returned negative 2.73%, bonds rated CCC returned negative 3.36%, and bonds rated BB returned negative 5.23%. Notable outperformers by industry were refining, oil field services and independent energy. Notable laggards were wireless, food and beverage, and consumer products.

•	Emerging Markets Fixed Income

For the six-month period ended March 31, 2022, the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD), which tracks sovereign debt, returned negative 10.42%. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), which

Semi-Annual Report	|	March 31, 2022	5

Financial Markets Highlights (Cont.)

tracks corporate debt, returned negative 9.38%. Spreads widened 43 basis points (bps) for the EMBI GD and 44 bps yield to worst for the CEMBI BD. However, spreads were significantly wider prior to the exclusion of Russia and Belarus from both indexes on March 31, 2022. Over the first four months of the period, emerging markets (EM) credits grappled with central bank tightening, elevated inflation and generally hawkish central banks. These concerns were amplified after the Russian invasion of Ukraine in February. The West quickly announced a series of significant economic sanctions, and commodity prices broadly soared as the market digested the potential impact of reduced global supplies and inflationary implications. EM credits broadly sold off on news of the conflict, particularly in Europe. Sharply rising U.S. Treasury yields during the six-month period also detracted from returns. Returns across all regions were negative for the EMBI GD and CEMBI BD. The Middle East had the least negative return in the EMBI GD, and Africa had the least negative return in the CEMBI BD. Europe was by far the worst performing region in both indexes. EM high yield credits slightly outperformed their investment grade (IG) counterparts in both indexes, largely due to Russia’s IG rating prior to its invasion of Ukraine.

•	Collateralized Loan Obligations

For the six-month period ended March 31, 2022, the collateralized loan obligation (CLO) market priced $87.1 billion in new issuance across 177 transactions. November marked a record for monthly new issuance, with $26.4 billion pricing across 54 deals. Refinancing (refi) and reset activity contributed an additional $24.6 billion and $49.3 billion in paper, respectively, for the six-month period despite 2022’s slow start. CLO secondary trading volume was 39% higher than at the end of September, per Trade Reporting and Compliance Engine data. CLO fundamentals improved over the six-month period while market-based metrics, including net asset value and market value overcollateralization, slipped on the heels of the S&P/LSTA Leveraged Loan Price Index, which fell 1.03%. The last 12-month U.S. leveraged loan default rate fell 16 basis points (bps), ending the period at 0.19%, its lowest level since December 2011. Effective January 1, 2022, new-issue U.S. CLO tranches transitioned from a LIBOR-based to a SOFR-based benchmark, which, coupled with heighted geopolitical uncertainty at the end of the period, resulted in spread widening. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index stayed relatively flat, gaining 5 bps over the six-month period.

•	Bank Loans

For the six-month period ended March 31, 2022, the S&P/LSTA Leveraged Loan Index returned 0.64%. Loans rated B were up 0.88% while loans rated BB were up 0.51%, hurt comparatively by their tighter spreads. Loans rated CCC declined 0.85%, as market participants favored higher-quality loans. The weighted average bid price of the index ended the period at $97.60, down from $98.62 in September. The trailing 12-month default rate remained at low levels, falling to 0.19% in March from 0.35% in September.

•	Non-Agency Residential Mortgage-Backed Securities

For the six-month period ended March 31, 2022, non-Agency residential mortgage-backed securities weakened, as strong supply of new issuance coupled with rising U.S. Treasury yields weighed negatively on the sector. However, credit fundamentals remained solid, as the mortgage forbearance rate declined 2 points to finish the period at 2.00% for private-label mortgages, as measured by real estate lending data firm Black Knight. Home prices remained near their all-time highs, posting 19.1% year-over-year growth in January, the most recent month for which data was available as measured by the S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index. The supply of existing homes available to purchase at the current pace of sales fell to 1.7 months in February, the most recent month for which data was available as measured by the National Association of Realtors Existing-Home Sales Report, signaling severe lack of supply. The Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index rose 166 basis points to finish the six-month period at 4.67%. The period marked $112.6 billion in gross issuance, twice the volume from a year ago, according to BofA Global Research, which expects net issuance to increase to $66 billion for calendar year 2022 versus $6 billion in 2021.

6	DoubleLine Yield Opportunities Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2022

For the six-month period ended March 31, 2022, the DoubleLine Yield Opportunities Fund (the “Fund”) underperformed the Bloomberg US Aggregate Bond Index return of negative 5.92% on a net asset value basis. This period in fixed income markets was highlighted by a dramatic increase in yields and a flattening of risk-free rates. Amid this background, the largest contributors to the Fund’s performance were from low-duration asset classes such as asset-backed securities, collateralized loan obligations and bank loans. Conversely, geopolitical uncertainty within emerging markets exposures detracted the most from the Fund’s performance. The Fund’s gross leverage finished the period at 25%.

6-Month Period Ended 3-31-22	6-Months (Not Annualized)

Total Return based on NAV	-6.22%

Total Return based on Market Price	-8.92%

Bloomberg US Aggregate Bond Index	-5.92%

For additional performance information, please refer to the “Standardized Performance Summary.”

The Fund seeks to pay regular monthly distributions out of its net investment income at a rate that reflects its current and projected net income performance. To permit the Fund to maintain a more stable monthly distributions, the Fund may pay distributions at a rate different than the amount of net income actually earned by the Fund during the period. Distributions are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the distributions exceed the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 5 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period. If a portion of the Fund’s distributions is from sources other than net investment income, shareholders will be notified of the estimated composition of such distribution through a Section 19 notice. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in the Financial Highlights.

Opinions expressed herein are as of March 31, 2022, and are subject to change at any time, are not guaranteed and should not be considered investment advice. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings as of period end.

There are risks associated with an investment in the Fund. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only available for purchase through broker/dealers on the secondary market. Unlike an open-end mutual fund, closed-end funds typically offer a fixed number of shares for sale. After the initial public offering, shares are bought in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. An investment in the Fund involves certain risks arising from, among other things, the Fund’s ability to invest without limit in debt securities that are at the time of investment rated below investment grade or unrated securities judged by DoubleLine to be of comparable quality (a category of investment that includes securities commonly referred to as “high yield” securities or “junk bonds”). Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due. An investment in the Fund is also subject to the risk of the use of leverage. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Additional principal risks for the Fund can be found in the prospectus.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) DLINE 11 / 1 (877) 354-6311, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance reflects management fees and other fund expenses.

Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311 or by visiting www.doublelinefunds.com/yield-opportunities-fund/.

Semi-Annual Report	|	March 31, 2022	7

Management’s Discussion of Fund Performance (Cont.)

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Index Descriptions and Other Definitions

The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Fund and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg US Commercial Mortgage-Backed Securities (CMBS) ERISA Only Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act (ERISA) of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

Bloomberg US Asset-Backed Securities (ABS) Index—This index is the ABS component of the Bloomberg US Aggregate Bond Index, a flagship measure of the U.S. investment grade, fixed-rate bond market. The ABS index has three subsectors: credit and credit cards, autos and utility.

Bloomberg US Corporate Bond Index—This index measures the investment grade, fixed-rate taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg US Corporate High Yield (HY) Index—This index measures the U.S. dollar-denominated, HY, fixed-rate corporate bond market. Securities are classified as HY if the respective middle ratings of Moody’s, Fitch and S&P are Ba1, BB+ or BB+ or below. The Bloomberg US HY Long Bond Index, including bonds with maturities of 10 years or greater, and the Bloomberg US HY Intermediate Bond Index, including bonds with maturities of 1 to 9.999 years, are subindexes of the Bloomberg US Corporate HY Bond Index.

Bloomberg US Government Bond Index—This index is the U.S. government securities component of the Bloomberg US Government/Credit Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries and government-related securities.

Bloomberg US Mortgage-Backed Securities (MBS) Index—This index measures the performance of investment grade, fixed-rate, mortgage-backed, pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).

Conditional Prepayment Rate (CPR)—Metric (also known as “constant prepayment rate”) that indicates a loan prepayment rate at which the outstanding principal of a pool of loans, such as mortgage backed securities (MBS), is paid off. The higher the CPR, the more prepayments are anticipated and thus the lower the duration of the note. This is called “prepayment risk.”

Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.

Federal Open Market Committee (FOMC)—Branch of the Federal Reserve System that determines the direction of monetary policy specifically by directing open market operations. The FOMC comprises the seven board governors and five (out of 12) Federal Reserve Bank presidents.

Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index—This index tracks the 30-year fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS), which tracks the most-popular 30- and 15-year fixed-rate mortgages, and 5-1 hybrid amortizing adjustable-rate mortgage products among a mix of lender types.

High Yield (HY)—Bonds that pay higher interest rates because they have lower credit ratings than investment grade (IG) bonds. HY bonds are more likely to default, so they must pay a higher yield than IG bonds to compensate investors.

ICE Bank of America (BofA) U.S. Fixed-Rate Miscellaneous Asset-Backed Securities (ABS) Index—A subset of the ICE BofA U.S. Fixed-Rate ABS Index, including all ABS collateralized by anything other than auto loans, home equity loans, manufactured housing, credit card receivables and utility assets.

Investment Grade (IG)—Rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bonds below this designation are considered to have a high risk of default and are commonly referred to as high yield (HY) or “junk bonds.” The higher the bond rating the more likely the bond will return 100 cents on the U.S. dollar.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD)—This index is a uniquely weighted version of the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. The CEMBI BD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD)—This index is a uniquely weighted version of the EMBI. The EMBI tracks bonds from emerging markets (EM), and comprises sovereign debt and EM corporate bonds. The EMBI GD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

Last Cash Flow (LCF)—Last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—Indicative average interest rate at which a selection of banks, known as the “panel banks,” are prepared to lend one another unsecured funds on the London money market.

National Association of Realtors Existing-Home Sales Report—This report tracks sales and prices of existing single-family homes for the nation overall, and gives breakdowns for the West, Midwest, South and Northeast regions of the country. These figures include condos and co-ops in addition to single-family homes.

8	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2022

Net Asset Value (NAV)—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.

Overcollateralization (OC)—Provision of collateral that is worth more than enough to cover potential losses in cases of default.

Quantitative Easing (QE)—An unconventional monetary policy used by central banks to stimulate the economy when standard monetary policy has become ineffective. A central bank implements quantitative easing by buying specified amounts of financial assets from commercial banks and other private institutions, thus raising the prices of those financial assets and lowering their yield, while simultaneously increasing the monetary base.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property round-trip investment price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index—This index measures the value of residential real estate in 20 major U.S. metropolitan areas: Atlanta; Boston; Charlotte; Chicago; Cleveland; Dallas; Denver; Detroit; Las Vegas; Los Angeles; Miami; Minneapolis; New York City; Phoenix; Portland, Oregon; San Diego; San Francisco; Seattle; Tampa; and Washington, D.C.

S&P/LSTA Leveraged Loan Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

S&P/LSTA Leveraged Loan Price Index—This index tracks the prices of institutional weighted loans based on market weightings, spreads and interest payments.

Secured Overnight Financing Rate (SOFR)—Benchmark interest rate for U.S. dollar-denominated derivatives and loans that is replacing the London Interbank Offered Rate (LIBOR). Interest rate swaps on more than $80 trillion in notional debt switched to the SOFR in October 2020. This transition is expected to increase long-term liquidity but also result in substantial short-term trading volatility in derivatives.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

Tapering—Gradual slowing of the pace of the Federal Reserve’s large-scale asset purchases that were put in place as part of the Fed’s quantitative easing policies.

Yield to Worst (YTW)—The lowest yield of a bond that can be received short of default.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Foreside Fund Services, LLC provides marketing review services for DoubleLine Capital LP.

Semi-Annual Report	|	March 31, 2022	9

Standardized Performance Summary	(Unaudited) March 31, 2022

DLY
DoubleLine Yield Opportunities Fund Returns as of March 31, 2022	6-Months (Not Annualized)	1-Year	Since Inception Annualized (2-26-20 to 3-31-22)

Total Return based on NAV	-6.22%	-3.51%	2.63%

Total Return based on Market Price	-8.92%	-5.81%	-1.31%

Bloomberg US Aggregate Bond Index[1,2]	-5.92%	-4.15%	-1.61%

Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doublelinefunds.com.

[1]	Reflects no deduction for fees, expenses, or taxes.

[2]	Formerly known as Bloomberg Barclays US Aggregate Bond Index.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

10	DoubleLine Yield Opportunities Fund

Schedule of Investments DoubleLine Yield Opportunities Fund	(Unaudited) March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 5.5%

	Castlelake Aircraft Structured Trust,
1,347,503	Series 2021-1A-C	7.00%	(a)(g)	01/15/2046	887,797

	JOL Air Ltd.,
4,355,508	Series 2019-1-B	4.95%	(a)	04/15/2044	3,926,812

	Kestrel Aircraft Funding Ltd.,
1,632,395	Series 2018-1A-A	4.25%	(a)	12/15/2038	1,490,038

	LendingClub Receivables Trust,
11,327,000	Series 2020-5A-B	7.50%	(a)	03/15/2046	11,385,640

	MACH 1 Cayman Ltd.,
868,376	Series 2019-1-B	4.34%	(a)	10/15/2039	764,996

	Marlette Funding Trust,
8,192	Series 2021-1A-R	0.00%	(a)(e)(g)	06/16/2031	2,019,010

	Pagaya AI Debt Selection Trust,
2,131,044	Series 2020-2-NOTE	7.50%	(a)	12/15/2027	2,130,215

	Pagaya AI Debt Selection Trust,
5,000,000	Series 2020-3-C	6.43%	(a)	05/17/2027	5,072,181

	Pagaya AI Debt Selection Trust,
2,425,852	Series 2021-3-CERT	0.00%	(a)(e)(g)	05/15/2029	4,042,479

	Pagaya AI Debt Selection Trust,
2,303,922	Series 2021-5-CERT	0.00%	(a)(e)(g)	08/15/2029	3,862,961

	SoFi Alternative Consumer Loan Program,
55,000	Series 2021-2-R1	0.00%	(a)(e)(g)	08/15/2030	2,417,185

	SoFi Professional Loan Program,
20,000	Series 2018-C-R1	0.00%	(a)(e)(g)	01/25/2048	370,511

	START Ireland,
1,312,655	Series 2019-1-C	6.41%	(a)(g)	03/15/2044	1,020,258

	Start Ltd.,
4,208,083	Series 2018-1-A	4.09%	(a)	05/15/2043	3,896,887

	Upstart Securitization Trust,
4,000	Series 2021-2-CERT	0.00%	(e)(g)	06/20/2031	2,372,423

	Upstart Securitization Trust,
3,300	Series 2021-5-CERT	0.00%	(a)(e)(g)	11/20/2031	2,124,088

	Total Asset Backed Obligations (Cost $45,174,770)				47,783,481

BANK LOANS 9.2%

	AAdvantage Loyalty IP Ltd.,
1,210,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/20/2028	1,228,150

	Aegion Corporation,
786,050	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/17/2028	783,102

	Almonde, Inc.,
3,179,809	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	3,144,402

	Almonde, Inc.,
1,175,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	1,159,026

	American Tire Distributors, Inc.,
1,341,638	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		10/20/2028	1,333,252

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Apex Tool Group LLC,
180,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.50% Floor)	5.75%		02/08/2029	175,757

	Applied Systems, Inc.,
2,050,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	6.51%		09/19/2025	2,044,240

	Ascend Learning LLC,
765,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%, 0.50% Floor)	6.25%		12/10/2029	762,131

	Astra Acquisition Corporation,
1,675,800	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	5.75%		10/25/2028	1,630,763

	Astra Acquisition Corporation,
3,250,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.88%, 0.75% Floor)	9.63%		10/25/2029	3,201,250

	Asurion LLC,
305,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.71%		01/31/2028	299,510

	Asurion LLC,
1,425,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.71%		01/19/2029	1,395,168

	Atlas Purchaser, Inc.,
2,180,908	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		05/08/2028	2,123,659

	Aveanna Healthcare LLC,
2,800,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	7.50%		12/10/2029	2,681,000

	Brand Industrial Services. Inc.,
	Senior Secured First Lien Term Loan
4,885	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.26%		06/21/2024	4,678
483,577	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/21/2024	463,127

	Cengage Learning, Inc.,
1,850,700	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		07/14/2026	1,838,217

	Clydesdale Acquisition Holdings, Inc.,
700,000	Senior Secured First Lien	0.05%	(b)	03/30/2029	689,500

	Constant Contact, Inc.,
4,500,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.50%)	8.25%		02/09/2029	4,432,500

	Cross Financial Corporation,
1,188,023	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.81%		09/15/2027	1,181,096

	Curium BidCo SARL,
2,520,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%, 0.75% Floor)	8.76%		10/27/2028	2,497,950

	DCert Buyer, Inc.,
940,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.46%		02/19/2029	931,578

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	11

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Delta Topco, Inc.,
3,800,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%	12/01/2028	3,749,327

	DG Investment Intermediate Holdings 2. Inc.,
915,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%	03/19/2029	917,288

	DIRECTV Financing LLC,
598,798	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%	08/02/2027	598,915

	Eisner Advisory Group LLC,
940,275	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%	07/28/2028	936,749

	Endo Luxembourg Finance Company I SARL,
737,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%	03/27/2028	692,913

	Flynn Canada Ltd,
1,166,344	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.50% Floor)	5.00%	07/21/2028	1,108,027

	Geon Performance Solutions LLC,
467,650	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	08/18/2028	467,652

	Getty Images, Inc.,
1,946,411	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.06%	02/19/2026	1,938,304

	GIP II Blue Holding LP,
294,263	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	09/29/2028	293,895

	Grab Holdings, Inc.,
2,613,276	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	01/29/2026	2,561,010

	Groupe Solmax, Inc.,
1,028,307	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.76%	05/30/2028	1,014,168

	Hyland Software, Inc.,
1,110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%	07/07/2025	1,100,288

	ION Trading Technologies SARL,
411,888	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%)	5.21%	03/31/2028	409,447

	Jo-Ann Stores LLC,
248,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	07/07/2028	218,812

	Kenan Advantage Group, Inc.,
2,035,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%	09/01/2027	1,973,950

	LaserShip, Inc.,
345,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.50%, 0.75% Floor)	8.25%	04/30/2029	344,138

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lereta LLC,
671,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		07/27/2028	672,884

	LSF9 Atlantis Holdings LLC,
590,000	Senior Secured First Lien	8.00%	(b)	03/31/2029	581,519

	MedAssets Software Intermediate Holdings, Inc.,
785,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 6.75%, 0.50% Floor)	7.25%		12/17/2029	775,580

	Milano Acquisition Corporation,
2,151,834	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	5.01%		10/01/2027	2,151,834

	Mileage Plus Holdings LLC,
400,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	416,388

	Minotaur Acquisition, Inc.,
3,909,320	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%		03/27/2026	3,880,508

	Mitchell International, Inc.,
645,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%, 0.50% Floor)	7.00%		10/15/2029	640,366

	OLA Netherlands B.V.,
778,050	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 6.25%, 0.75% Floor)	7.00%		12/03/2026	755,681

	OYO Hospitality Netherlands B.V.,
372,188	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.25%, 0.75% Floor)	9.21%		06/23/2026	374,979

	Pearl Intermediate Parent LLC,
730,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	6.46%		02/13/2026	727,722

	Potters Borrower, LP,
257,400	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	5.01%		12/14/2027	256,971

	Pretium PKG Holdings, Inc.,
960,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.50% Floor)	7.25%		09/21/2029	935,203

	Riverbed Technology, Inc.,
1,163,026	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor) (1 Month LIBOR USD + 6.00% + 2.00% PIK)	7.00%		12/07/2026	1,007,472

	Skillsoft Finance II, Inc.,
499,300	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/14/2028	495,056

	Southern Veterinary Partners LLC,
750,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.75%, 1.00% Floor)	8.76%		09/22/2028	750,938

	Staples, Inc.,
837,119	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.32%		04/16/2026	792,994

12	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	The Edelman Financial Engines Centre LLC,
3,360,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.21%		07/20/2026	3,321,780

	Think & Learn Private Limited,
618,450	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	6.25%		11/24/2026	613,233

	TIBCO Software, Inc.,
5,000,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.71%		03/03/2028	4,998,975

	Travelport Finance (Luxembourg) S.A.R.L.,
1,576,514	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	1,638,920

	UKG, Inc.,
305,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	5.75%		05/03/2027	303,618

	Viad Corporation,
955,200	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.50% Floor)	5.50%		07/31/2028	946,842

	VT Topco, Inc.,
525,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.76%		07/31/2026	519,750

	WaterBridge Midstream Operating LLC,
735,570	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	711,090

	WWEX UNI TopCo Holdings LLC,
165,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		07/26/2029	162,731

	Total Bank Loans (Cost $80,786,428)				80,757,973

COLLATERALIZED LOAN OBLIGATIONS 16.4%

	AIMCO,
800,000	Series 2019-10A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.21%	(a)	07/22/2032	772,320

	AIMCO,
2,000,000	Series 2021-15A-E (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.19%	(a)	10/17/2034	1,903,253

	Apidos Ltd.,
1,450,000	Series 2018-18A-E (3 Month LIBOR USD + 5.70%, 5.70% Floor)	5.96%	(a)	10/22/2030	1,360,788

	Bain Capital Credit Ltd.,
3,000,000	Series 2017-2A-ER2 (3 Month LIBOR USD + 6.50%, 6.50% Floor)	6.76%	(a)	07/25/2034	2,900,899

	Bain Capital Credit Ltd.,
8,000,000	Series 2019-3A-ER (3 Month LIBOR USD + 7.10%, 7.10% Floor)	7.36%	(a)	10/21/2034	7,811,392

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Barings Ltd.,
1,500,000	Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.64%	(a)	04/15/2036	1,481,248

	Barings Ltd.,
2,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.65%, 6.65% Floor)	6.89%	(a)	10/15/2036	1,948,839

	Buttermilk Park Ltd.,
750,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99%	(a)	10/15/2031	716,810

	Canyon Capital Ltd.,
1,850,000	Series 2020-2A-ER (3 Month LIBOR USD + 6.53%, 6.53% Floor)	6.77%	(a)	10/15/2034	1,749,563

	Canyon Capital Ltd.,
1,000,000	Series 2021-1A-E (3 Month LIBOR USD + 6.41%, 6.41% Floor)	6.65%	(a)	04/15/2034	976,900

	Canyon Capital Ltd.,
2,000,000	Series 2021-3A-E (3 Month LIBOR USD + 6.20%, 6.20% Floor)	6.44%	(a)	07/15/2034	1,896,257

	Carlyle US Ltd.,
1,000,000	Series 2021-1A-D (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24%	(a)	04/15/2034	933,848

	Catskill Park Ltd.,
3,800,000	Series 2017-1A-D (3 Month LIBOR USD + 6.00%)	6.25%	(a)	04/20/2029	3,794,020

	CIFC Funding Ltd.,
2,000,000	Series 2013-1A-DR (3 Month LIBOR USD + 6.65%)	6.89%	(a)	07/16/2030	1,908,603

	CIFC Funding Ltd.,
3,350,000	Series 2013-3RA-D (3 Month LIBOR USD + 5.90%, 5.90% Floor)	6.16%	(a)	04/24/2031	3,188,065

	CIFC Funding Ltd.,
3,000,000	Series 2015-2A-ER2 (3 Month LIBOR USD + 6.81%, 6.81% Floor)	7.05%	(a)	04/15/2030	3,010,935

	CIFC Funding Ltd.,
1,750,000	Series 2017-5A-D (3 Month LIBOR USD + 6.10%)	6.34%	(a)	11/16/2030	1,733,626

	CIFC Funding Ltd.,
4,650,000	Series 2019-3A-DR (3 Month LIBOR USD + 6.80%, 6.80% Floor)	7.04%	(a)	10/16/2034	4,523,769

	CIFC Funding Ltd.,
2,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.49%	(a)	07/15/2036	1,937,646

	CIFC Funding Ltd.,
1,500,000	Series 2020-4A-E (3 Month LIBOR USD + 6.85%, 6.85% Floor)	7.09%	(a)	01/15/2034	1,445,812

	CIFC Funding Ltd.,
500,000	Series 2021-4A-E (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24%	(a)	07/15/2033	479,079

	Dryden Ltd.,
1,000,000	Series 2020-77A-ER (3 Month LIBOR USD + 5.87%, 5.87% Floor)	6.35%	(a)	05/20/2034	930,461

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	13

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dryden Ltd.,
2,500,000	Series 2021-87A-E (3 Month LIBOR USD + 6.15%, 6.15% Floor)	6.63%	(a)	05/20/2034	2,388,927

	Dryden Senior Loan Fund,
2,000,000	Series 2017-54A-E (3 Month LIBOR USD + 6.20%)	6.45%	(a)	10/19/2029	1,986,597

	Highbridge Loan Management Ltd.,
1,550,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	3.15%	(a)	10/20/2029	1,469,805

	HPS Loan Management Ltd.,
2,000,000	Series 13A-18-E (3 Month LIBOR USD + 5.50%, 5.50% Floor)	5.74%	(a)	10/15/2030	1,885,606

	HPS Loan Management Ltd.,
1,000,000	Series 6A-2015-DR (3 Month LIBOR USD + 5.10%)	5.42%	(a)	02/05/2031	926,257

	Jay Park Ltd.,
1,000,000	Series 2016-1A-DR (3 Month LIBOR USD + 5.20%, 5.20% Floor)	5.45%	(a)	10/20/2027	978,954

	Madison Park Funding Ltd.,
2,500,000	Series 2017-26A-ER (3 Month LIBOR USD + 6.50%)	6.80%	(a)	07/29/2030	2,474,588

	Madison Park Funding Ltd.,
2,500,000	Series 2020-45A-ER (3 Month LIBOR USD + 6.35%, 6.35% Floor)	6.59%	(a)	07/15/2034	2,437,418

	Madison Park Funding Ltd.,
2,000,000	Series 2021-38A-E (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24%	(a)	07/17/2034	1,898,666

	Magnetite Ltd.,
500,000	Series 2020-26A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.21%	(a)	07/25/2034	485,028

	Magnetite Ltd.,
1,000,000	Series 2020-28A-ER (3 Month LIBOR USD + 6.15%, 6.15% Floor)	6.38%	(a)	01/20/2035	951,319

	Milos Ltd.,
4,000,000	Series 2017-1A-ER (3 Month LIBOR USD + 6.15%, 6.15% Floor)	6.40%	(a)	10/20/2030	3,933,788

	Neuberger Berman Loan Advisers Ltd.,
2,500,000	Series 2017-16SA-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.49%	(a)	04/15/2034	2,366,227

	Neuberger Berman Loan Advisers Ltd.,
7,000,000	Series 2019-34A-ER (Secured Overnight Financing Rate 3 Month + 6.50%, 6.50% Floor)	6.74%	(a)	01/20/2035	6,881,400

	Neuberger Berman Loan Advisers Ltd.,
500,000	Series 2020-38A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.25%	(a)	10/20/2035	493,964

	Neuberger Berman Loan Advisers Ltd.,
3,000,000	Series 2020-38A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.50%	(a)	10/20/2035	2,852,455

	Octagon Investment Partners Ltd.,
750,000	Series 2019-1A-E (3 Month LIBOR USD + 6.60%, 6.60% Floor)	6.86%	(a)	10/25/2032	732,615

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd.,
1,500,000	Series 2019-1A-ER (3 Month LIBOR USD + 7.00%, 7.00% Floor)	7.25%	(a)	01/20/2035	1,433,027

	Octagon Investment Partners Ltd.,
5,000,000	Series 2019-1A-INC	0.00%	(a)(c)(e)(g)	10/25/2032	3,961,640

	Octagon Investment Partners Ltd.,
500,000	Series 2019-4A-E (3 Month LIBOR USD + 6.80%, 6.80% Floor)	7.19%	(a)	05/12/2031	471,441

	Octagon Investment Partners Ltd.,
1,000,000	Series 2020-2A-ER (3 Month LIBOR USD + 6.60%, 6.60% Floor)	6.84%	(a)	07/15/2036	952,650

	Octagon Investment Partners Ltd.,
4,000,000	Series 2021-1A-E (3 Month LIBOR USD + 6.50%, 6.50% Floor)	6.74%	(a)	04/15/2034	3,827,065

	Octagon Loan Funding Ltd.,
1,000,000	Series 2014-1A-ERR (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.49%	(a)	11/18/2031	960,302

	OHA Credit Funding Ltd.,
3,000,000	Series 2019-3A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.50%	(a)	07/02/2035	2,854,744

	Point Au Roche Park Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	6.35%	(a)	07/20/2034	478,494

	Reese Park Ltd.,
1,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.50%, 6.50% Floor)	6.74%	(a)	10/15/2034	970,147

	RR Ltd.,
5,000,000	Series 2017-2A-DR (3 Month LIBOR USD + 5.80%, 5.80% Floor)	6.04%	(a)	04/15/2036	4,707,393

	RR Ltd.,
1,000,000	Series 2019-6A-DR (3 Month LIBOR USD + 5.85%, 5.85% Floor)	6.09%	(a)	04/15/2036	952,846

	Sound Point Ltd.,
3,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.86%, 6.86% Floor)	7.11%	(a)	07/20/2034	2,909,366

	Sound Point Ltd.,
4,000,000	Series 2020-2A-ER (3 Month LIBOR USD + 6.56%, 6.56% Floor)	6.82%	(a)	10/25/2034	3,729,671

	Sound Point Ltd.,
7,000,000	Series 2021-2A-E (3 Month LIBOR USD + 6.36%, 6.36% Floor)	6.62%	(a)	07/25/2034	6,694,739

	Sound Point Ltd.,
2,000,000	Sound Point Ltd., Series 2021-3A-E (3 Month LIBOR USD + 6.61%, 6.61% Floor)	6.74%	(a)	10/25/2034	1,945,771

	Sound Point Ltd.,
7,000,000	Series 2021-4A-E (3 Month LIBOR USD + 6.70%, 6.70% Floor)	6.82%	(a)	10/25/2034	6,773,524

	Thompson Park Ltd.,
2,000,000	Series 2021-1A-E (3 Month LIBOR USD + 6.31%, 6.31% Floor)	6.55%	(a)	04/15/2034	1,940,000

14	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Trimaran CAVU LLC,
3,000,000	Series 2019-1A-D (3 Month LIBOR USD + 4.15%, 4.15% Floor)	4.40%	(a)	07/20/2032	2,978,957

	Voya Ltd.,
2,000,000	Series 2013-3A-DR (3 Month LIBOR USD + 5.90%, 5.90% Floor)	6.14%	(a)	10/18/2031	1,887,348

	Voya Ltd.,
1,350,000	Series 2017-2A-D (3 Month LIBOR USD + 6.02%)	6.26%	(a)	06/07/2030	1,312,309

	Voya Ltd.,
2,700,000	Series 2018-1A-D (3 Month LIBOR USD + 5.20%)	5.45%	(a)	04/19/2031	2,494,801

	Voya Ltd.,
2,000,000	Series 2018-4A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	6.54%	(a)	01/15/2032	1,915,498

	Webster Park Ltd.,
1,000,000	Series 2015-1A-DR (3 Month LIBOR USD + 5.50%, 5.50% Floor)	5.75%	(a)	07/20/2030	955,784

	Wind River Ltd.,
2,500,000	Series 2017-3A-ER (3 Month LIBOR USD + 7.05%, 7.05% Floor)	7.29%	(a)	04/15/2035	2,413,818

	Wind River Ltd.,
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 5.50%)	5.74%	(a)	07/15/2030	939,443

	Wind River Ltd.,
1,000,000	Series 2018-2A-E (3 Month LIBOR USD + 5.75%)	5.99%	(a)	07/15/2030	939,146

	Total Collateralized Loan Obligations (Cost $146,859,242)				143,947,671

FOREIGN CORPORATE BONDS 20.6%
2,450,000	ABM Investama Tbk PT	9.50%	(a)	08/05/2026	2,242,057
1,200,000	AES Andres B.V.	5.70%	(a)	05/04/2028	1,137,282
1,000,000	AES Argentina Generacion S.A.	7.75%		02/02/2024	841,215
3,000,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	2,968,290
2,000,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	2,010,630
2,400,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.08%)	7.75%	(d)	05/25/2025	480,600
2,780,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.29%)	7.88%	(d)	07/31/2024	562,950
700,000	AI Candelaria Spain SLU	7.50%		12/15/2028	688,597
2,250,000	AI Candelaria Spain SLU	5.75%		06/15/2033	1,936,384
1,000,000	AI Candelaria Spain SLU	5.75%	(a)	06/15/2033	860,615
6,000,000	Air Canada Class C Pass Through Trust	10.50%	(a)	07/15/2026	6,961,553
500,000	Alpha Holdings S.A.	10.00%	(m)	12/19/2022	35,630
1,000,000	Alpha Holdings S.A.	9.00%	(a)(m)	02/10/2025	62,500
2,500,000	Alpha Holdings S.A.	9.00%	(m)	02/10/2025	156,250
4,000,000	Altice France S.A.	6.00%	(a)	02/15/2028	3,457,940
4,000,000	AMS AG	7.00%	(a)	07/31/2025	4,070,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	968,535
700,000	Braskem Idesa SAPI	7.45%		11/15/2029	712,467
3,200,000	Braskem Idesa SAPI	6.99%	(a)	02/20/2032	3,140,096
2,300,000	Camposol S.A.	6.00%		02/03/2027	2,169,648
2,450,000	CAP S.A.	3.90%		04/27/2031	2,224,612
200,000	Central China Real Estate Ltd.	7.25%		04/24/2023	112,100
4,650,000	Central China Real Estate Ltd.	7.25%		07/16/2024	2,036,700
400,000	Central China Real Estate Ltd.	7.25%		08/13/2024	171,000
700,000	Cia de Minas Buenaventura S.A.A.	5.50%	(a)	07/23/2026	689,895
2,000,000	Connect Finco LLC	6.75%	(a)	10/01/2026	2,037,390
2,800,000	Cosan Overseas Ltd.	8.25%	(d)	05/05/2022	2,808,638
4,600,000	Credito Real S.A.B. de C.V.	9.50%	(m)	02/07/2026	528,678
2,000,000	Credivalores-Crediservicios SAS	9.75%		07/27/2022	1,667,470
1,400,000	Credivalores-Crediservicios SAS	8.88%		02/07/2025	614,243
1,000,000	Credivalores-Crediservicios SAS	8.88%	(a)	02/07/2025	438,745
2,675,000	Docuformas SAPI de C.V.	10.25%		07/24/2024	1,763,240
2,365,000	Ecopetrol S.A.	5.88%		05/28/2045	2,076,399
3,150,000	Ecopetrol S.A.	5.88%		11/02/2051	2,685,265
713,160	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	686,620
3,015,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,025,100
3,200,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	2,761,744
191,360	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	198,452
3,100,000	Frigorifico Concepcion S.A.	7.70%	(a)	07/21/2028	2,765,107
3,350,000	Frontera Energy Corporation	7.88%	(a)	06/21/2028	3,139,285
4,000,000	FS Luxembourg SARL	10.00%	(a)	12/15/2025	4,206,620
8,000,000	Garda World Security Corporation	9.50%	(a)	11/01/2027	8,213,600
300,000	Geopark Ltd.	6.50%		09/21/2024	307,984
3,000,000	Geopark Ltd.	5.50%		01/17/2027	2,862,720
2,812,000	Gilex Holding SARL	8.50%		05/02/2023	2,789,926
2,217,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,055,857
2,600,000	Gran Tierra Energy, Inc.	7.75%		05/23/2027	2,407,821
700,000	Grupo Axo SAPI de C.V.	5.75%	(a)	06/08/2026	660,555
3,544,600	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	3,557,183
500,000	Indika Energy Capital IV Pte Ltd.	8.25%		10/22/2025	507,125
500,000	Indika Energy Capital IV Pte Ltd.	8.25%	(a)	10/22/2025	507,125
1,600,000	Inkia Energy Ltd.	5.88%		11/09/2027	1,547,208
1,900,000	Instituto Costarricense de Electricidad	6.38%		05/15/2043	1,582,558
2,600,000	Interpipe Holdings PLC	8.38%	(a)	05/13/2026	780,000
3,800,000	Jababeka International B.V.	6.50%		10/05/2023	3,258,500
2,500,000	Kosmos Energy Ltd.	7.13%		04/04/2026	2,447,525
3,530,000	Kronos Acquisition Holdings, Inc.	7.00%	(a)	12/31/2027	2,990,069
3,450,000	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	3,178,847
1,500,000	Medco Laurel Tree Pte Ltd.	6.95%	(a)	11/12/2028	1,466,749
500,000	Mercury Chile Holdco LLC	6.50%	(a)	01/24/2027	479,207
4,000,000	Metinvest B.V.	7.75%		10/17/2029	1,780,000
3,500,000	Minejesa Capital B.V.	5.63%		08/10/2037	3,194,397

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	15

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,100,000	Minerva Luxembourg S.A.	4.38%	(a)	03/18/2031	1,902,810
1,550,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	1,399,123
1,800,000	Movida Europe S.A.	5.25%		02/08/2031	1,615,761
2,700,000	NGD Holdings B.V.	6.75%		12/31/2026	931,500
4,750,000	Oi S.A. (8.00% + 4.00% PIK)	10.00%		07/27/2025	3,603,398
3,302,000	Operadora de Servicios Mega S.A. de C.V.	8.25%		02/11/2025	2,530,339
438,000	Operadora de Servicios Mega S.A. de C.V.	8.25%	(a)	02/11/2025	335,642
2,600,000	Pertamina Persero PT	4.15%		02/25/2060	2,297,750
3,300,000	Peru LNG SRL	5.38%		03/22/2030	2,926,721
5,460,000	Petrobras Global Finance B.V.	5.50%		06/10/2051	4,692,979
2,600,000	Petroleos del Peru S.A.	5.63%		06/19/2047	2,188,940
3,700,000	Petroleos Mexicanos	6.38%		01/23/2045	2,966,919
1,800,000	Petroleos Mexicanos	6.75%		09/21/2047	1,466,496
4,400,000	RKP Overseas Finance	7.95%	(d)	08/17/2022	2,904,000
1,000,000	RKPF Overseas Ltd. (5 Year CMT Rate + 6.00%)	7.75%	(d)	11/18/2024	660,000
2,000,000	Ronshine China Holdings Ltd.	7.35%		12/15/2023	340,000
2,900,000	Ronshine China Holdings Ltd.	6.75%		08/05/2024	494,450
530,000	Seaspan Corporation	5.50%	(a)	08/01/2029	496,639
3,600,000	SierraCol Energy Andina LLC	6.00%	(a)	06/15/2028	3,274,272
1,500,000	SierraCol Energy Andina LLC	6.00%		06/15/2028	1,364,280
500,000	Simpar Europe S.A.	5.20%		01/26/2031	448,925
600,000	Telecom Argentina S.A.	8.00%		07/18/2026	572,400
4,700,000	Telecommunications Services of Trinidad & Tobago Ltd.	8.88%		10/18/2029	4,724,229
2,175,000	Telesat LLC	5.63%	(a)	12/06/2026	1,663,222
1,816,000	Tervita Corporation	11.00%	(a)	12/01/2025	2,059,217
400,000	Theta Capital Pte Ltd.	8.13%		01/22/2025	404,180
3,000,000	Theta Capital Pte Ltd.	6.75%		10/31/2026	2,856,900
3,600,000	TK Elevator Holdco	7.63%	(a)	07/15/2028	3,575,574
500,000	Transportadora de Gas del Sur S.A.	6.75%		05/02/2025	455,548
2,500,000	Tullow Oil PLC	10.25%	(a)	05/15/2026	2,550,412
1,100,000	TV Azteca S.A.	8.25%	(m)	08/09/2024	705,386
3,078,135	UEP Penonome S.A.	6.50%	(a)	10/01/2038	2,929,815
2,500,000	Vedanta Resources Finance PLC	9.25%		04/23/2026	2,162,025
4,600,000	Yuzhou Properties Company Ltd.	7.38%	(m)	01/13/2026	646,300

	Total Foreign Corporate Bonds (Cost $214,969,129)				180,821,650

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 2.6%
5,100,000	Brazilian Government International Bond	4.75%		01/14/2050	4,286,499
600,000	Colombia Government International Bond	4.13%		02/22/2042	470,256
5,100,000	Colombia Government International Bond	5.00%		06/15/2045	4,311,336
500,000	Dominican Republic International Bond	6.00%	(a)	02/22/2033	489,880
1,400,000	Dominican Republic International Bond	5.30%	(a)	01/21/2041	1,219,764
600,000	Dominican Republic International Bond	5.30%		01/21/2041	522,756

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	Dominican Republic International Bond	6.40%		06/05/2049	2,346,900
4,900,000	Mexico Government International Bond	4.40%		02/12/2052	4,510,915
4,000,000	Republic of South Africa Government Bond	5.65%		09/27/2047	3,502,580
3,400,000	Ukraine Government International Bond	7.25%		03/15/2033	1,495,150

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $26,968,949)				23,156,036

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 29.9%

	Alen Mortgage Trust,
7,500,000	Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.40%	(a)	04/15/2034	7,333,272

	Atrium Hotel Portfolio Trust,
1,623,000	Series 2018-ATRM-F (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.40%	(a)	06/15/2035	1,539,996

	Bancorp Commercial Mortgage Trust,
5,000,000	Series 2019-CRE6-F (Secured Overnight Financing Rate 30 Day Average + 4.46%, 4.35% Floor)	4.51%	(a)	09/15/2036	4,907,190

	BANK,
18,317,000	Series 2018-BN12-XE	1.50%	(a)(c)(f)	05/15/2061	1,374,123
6,978,000	Series 2018-BN12-XF	1.50%	(a)(c)(f)	05/15/2061	508,619
20,061,456	Series 2018-BN12-XG	1.50%	(a)(c)(f)	05/15/2061	1,327,125
18,522,000	Series 2019-BN16-XF	1.14%	(a)(c)(f)	02/15/2052	1,192,206
9,261,000	Series 2019-BN16-XG	1.14%	(a)(c)(f)	02/15/2052	586,666
4,631,000	Series 2019-BN16-XH	1.14%	(a)(c)(f)	02/15/2052	283,792
6,366,937	Series 2019-BN16-XJ	1.14%	(a)(c)(f)	02/15/2052	354,193

	BBCMS Mortgage Trust,
3,000,000	Series 2020-C7-D	3.60%	(a)(c)	04/15/2053	2,537,965

	Beast Mortgage Trust,
6,000,000	Series 2021-1818-G (1 Month LIBOR USD + 6.00%, 6.25% Floor)	6.40%	(a)	03/15/2036	5,939,044

	Benchmark Mortgage Trust,
7,464,000	Series 2018-B4-D	2.80%	(a)(c)	07/15/2051	6,255,436

	Benchmark Mortgage Trust,
12,324,000	Series 2021-B26-XF	1.50%	(a)(c)(f)	06/15/2054	1,317,548

	BSREP Commercial Mortgage Trust,
5,000,000	Series 2021-DC-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	4.25%	(a)	08/15/2038	4,840,230

	BX Commercial Mortgage Trust,
5,000,000	Series 2021-21M-H (1 Month LIBOR USD + 4.01%, 4.01% Floor)	4.41%	(a)	10/15/2036	4,852,633

	BX Trust,
2,975,000	Series 2017-APPL-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.65%	(a)	07/15/2034	2,952,222
5,100,000	Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.65%	(a)	07/15/2034	5,061,706
1,880,000	Series 2019-IMC-G (1 Month LIBOR USD + 3.60%, 3.60% Floor)	4.00%	(a)	04/15/2034	1,814,994
3,500,000	Series 2021-VIEW-F (1 Month LIBOR USD + 3.93%, 3.93% Floor)	4.33%	(a)	06/15/2023	3,386,825
2,500,000	Series 2021-VIEW-G (1 Month LIBOR USD + 4.93%, 4.93% Floor)	5.33%	(a)	06/15/2023	2,434,105

16	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFCRE Commercial Mortgage Trust,
3,000,000	Series 2016-C7-C	4.40%	(c)	12/10/2054	2,750,482

	Citigroup Commercial Mortgage Trust,
5,008,323	Series 2015-GC27-D	4.42%	(a)(c)	02/10/2048	4,640,015
5,114,000	Series 2020-GC46-E	2.60%	(a)	02/15/2053	3,767,553

	Commercial Mortgage Pass-Through Certificates,
72,077,108	Series 2013-CR13-XA	0.74%	(c)(f)	11/10/2046	773,906

	CSAIL Commercial Mortgage Trust,
5,088,000	Series 2016-C6-D	4.92%	(a)(c)	01/15/2049	4,464,659
107,365,721	Series 2017-CX9-XA	0.85%	(c)(f)	09/15/2050	1,877,214
2,500,000	Series 2020-C19-E	2.50%	(a)	03/15/2053	1,986,323
13,238,000	Series 2020-C19-XD	1.11%	(a)(c)(f)	03/15/2053	1,001,731

	CSMC Trust,
18,014,000	Series 2016-NXSR-XE	1.00%	(a)(c)(f)	12/15/2049	622,953
7,058,000	Series 2017-PFHP-F (1 Month LIBOR USD + 4.49%, 4.49% Floor)	4.89%	(a)	12/15/2030	6,696,320
5,489,636	Series 2020-LOTS-A (1 Month LIBOR USD + 3.97%, 4.73% Floor)	4.72%	(a)	07/15/2022	5,436,615
4,000,000	Series 2018-TOP-H (1 Month LIBOR USD + 3.41%, 3.41% Floor)	3.81%	(a)	08/15/2035	3,863,094

	DBJPM Mortgage Trust,
4,622,000	Series 2016-C1-C	3.33%	(c)	05/10/2049	4,172,171

	Del Amo Fashion Center Trust,
2,100,000	Series 2017-AMO-C	3.64%	(a)(c)	06/05/2035	1,829,154

	DOLP Trust,
4,000,000	Series 2021-NYC-F	3.70%	(a)(c)	05/10/2041	3,253,916
4,000,000	Series 2021-NYC-G	3.70%	(a)(c)	05/10/2041	3,031,808

	FREMF Mortgage Trust,
1,514,756	Series 2016-KF14-B (1 Month LIBOR USD + 8.80%)	9.04%	(a)	01/25/2023	1,543,701
2,892,292	Series 2016-KF15-B (1 Month LIBOR USD + 7.68%)	7.92%	(a)	02/25/2023	2,908,176
1,984,389	Series 2016-KF16-B (1 Month LIBOR USD + 6.64%)	6.88%	(a)	03/25/2026	1,988,925
2,375,960	Series 2016-KF19-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	5.74%	(a)	06/25/2023	2,375,915
1,242,131	Series 2016-KF23-B (1 Month LIBOR USD + 5.15%)	5.39%	(a)	09/25/2023	1,234,181
8,207,429	Series 2018-KF56-C (1 Month LIBOR USD + 5.80%, 5.80% Floor)	6.04%	(a)	11/25/2028	8,081,562
9,939,415	Series 2019-KF71-C (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24%	(a)	10/25/2029	10,017,707

	GS Mortgage Securities Corporation Trust,
3,000,000	Series 2021-ARDN-G (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.40%	(a)	11/15/2036	2,957,739
3,000,000	Series 2021-ARDN-H (1 Month LIBOR USD + 5.93%, 5.93% Floor)	6.33%	(a)	11/15/2026	2,956,283
1,859,000	Series 2014-GC26-D	4.52%	(a)(c)	11/10/2047	1,329,048
2,149,788	Series 2015-GC28-D	4.32%	(a)(c)	02/10/2048	2,019,535
7,546,715	Series 2016-GS3-XA	1.20%	(c)(f)	10/10/2049	322,753
2,163,000	Series 2021-IP-F (1 Month LIBOR USD + 4.55%, 4.55% Floor)	4.95%	(a)	10/15/2036	2,114,991

	J.P. Morgan Chase Commercial Mortgage Securities Trust,
4,000,000	Series 2019-MFP-G (1 Month LIBOR USD + 4.05%, 4.05% Floor)	4.45%	(a)	07/15/2036	3,871,254
4,000,000	Series 2019-MFP-XG	0.50%	(a)(c)(f)	07/15/2036	14,898

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust, (Cont.)
3,039,551	Series 2007-C1-AJ	6.37%	(c)	02/15/2051	3,046,815

	JPMBB Commercial Mortgage Securities Trust,
28,731,539	Series 2014-C23-XA	0.60%	(c)(f)	09/15/2047	345,109
3,998,000	Series 2014-C26-D	3.88%	(a)(c)	01/15/2048	3,686,359
2,265,000	Series 2015-C27-D	3.80%	(a)(c)	02/15/2048	1,934,510
52,600,430	Series 2015-C32-XA	1.20%	(c)(f)	11/15/2048	1,233,827
25,460,000	Series 2020-COR7-XB	0.43%	(c)(f)	05/13/2053	833,357
10,244,000	Series 2020-COR7-XD	1.97%	(a)(c)(f)	05/13/2053	1,380,492

	Med Trust,
5,000,000	Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	5.65%	(a)	11/15/2038	4,912,565

	MFT Trust,
600,000	Series 2020-ABC-D	3.48%	(a)(c)	02/10/2042	502,218

	MHC Commercial Mortgage Trust,
4,000,000	Series 2021-MHC2-J (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.65%	(a)	05/15/2023	3,888,866

	Morgan Stanley Bank of America Merrill Lynch Trust,
7,186,250	Series 2015-C21-C	4.13%	(c)	03/15/2048	6,406,619
5,000,000	Series 2015-C27-D	3.24%	(a)(c)	12/15/2047	4,422,870
3,675,000	Series 2017-C34-D	2.70%	(a)	11/15/2052	2,946,610

	Morgan Stanley Capital Trust,
971,455	Series 2012-C4-C	5.47%	(a)(c)	03/15/2045	968,516
2,000,000	Series 2018-H4-D	3.00%	(a)	12/15/2051	1,624,617
5,000,000	Series 2019-PLND-G (1 Month LIBOR USD + 3.65%, 3.65% Floor)	4.05%	(a)	05/15/2036	4,260,502
459,959,000	Series 2022-L8-XA	0.04%	(c)(f)	03/15/2032	2,318,653

	SMR Mortgage Trust,
7,234,429	Series 2022-IND-G (Secured Overnight Financing Rate 1 Month + 7.50%, 7.50% Floor)	7.80%	(a)	02/15/2039	7,121,376

	Tharaldson Hotel Portfolio Trust,
4,050,401	Series 2018-THL-F (1 Month LIBOR USD + 4.25%, 3.95% Floor)	4.54%	(a)	11/11/2034	3,922,966

	TPGI Trust,
4,000,000	Series 2021-DGWD-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	4.25%	(a)	06/15/2026	3,897,536

	TTAN,
7,488,883	Series 2021-MHC-G (1 Month LIBOR USD + 4.20%, 4.20% Floor)	4.60%	(a)	03/15/2038	7,419,443

	UBS Commercial Mortgage Trust,
5,000,000	Series 2017-C6-D	2.50%	(a)(c)	12/15/2050	3,957,319
2,500,000	Series 2018-C14-C	5.27%	(c)	12/15/2051	2,314,607
5,000,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	5.24%	(a)	02/15/2032	4,732,749

	UBS-Barclays Commercial Mortgage Trust,
6,891,216	Series 2013-C5-C	4.07%	(a)(c)	03/10/2046	6,609,114

	USB-Citigroup Commercial Mortgage Trust,
1,500,000	Series 2011-C1-C	6.27%	(a)(c)	01/10/2045	1,489,125

	Wachovia Bank Commercial Mortgage Trust,
3,323,319	Series 2005-C21-E	4.98%	(a)(c)	10/15/2044	3,092,083

	Wells Fargo Commercial Mortgage Trust,
7,910,000	Series 2015-C28-D	4.08%	(c)	05/15/2048	7,339,365
2,000,000	Series 2016-C33-D	3.12%	(a)	03/15/2059	1,748,944
4,514,242	Series 2016-C34-C	5.05%	(c)	06/15/2049	4,038,145
3,200,000	Series 2017-RC1-D	3.25%	(a)	01/15/2060	2,706,240

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	17

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WF-RBS Commercial Mortgage Trust,
2,684,000	Series 2012-C8-E	4.86%	(a)(c)	08/15/2045	2,659,957

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $262,181,046)				262,465,946

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 13.1%

	ACE Securities Corporation Home Equity Loan Trust,
10,113,157	Series 2006-HE4-A2B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.68%		10/25/2036	5,019,063

	AMSR Trust,
10,000,000	Series 2020-SFR4-G2	4.87%	(a)	11/17/2037	9,495,408

	Connecticut Avenue Securities Trust,
9,956,000	Series 2019-R05-1B1 (1 Month LIBOR USD + 4.10%)	4.56%	(a)	07/25/2039	9,950,798
3,900,000	Series 2019-R07-1B1 (1 Month LIBOR USD + 3.40%)	3.86%	(a)	10/25/2039	3,778,663
8,400,000	Series 2021-R02-2B2 (Secured Overnight Financing Rate 30 Day Average + 6.20%)	6.30%	(a)	11/25/2041	7,815,354

	Countrywide Alternative Loan Trust,
6,411,594	Series 2005-J12-2A1 (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.00% Cap)	1.00%		08/25/2035	4,191,674

	Deephaven Residential Mortgage Trust,
10,000,000	Series 2020-2-B3	5.86%	(a)(c)	05/25/2065	10,047,589

	GS Mortgage-Backed Securities Trust,
1,500,000	Series 2020-NQM1-B2	5.85%	(a)(c)	09/27/2060	1,460,441

	Homeward Opportunities Fund Trust,
8,000,000	Series 2020-2-B1	5.45%	(a)(c)	05/25/2065	7,841,102
1,493,537	Series 2020-BPL1-A2	5.44%	(a)(l)	08/25/2025	1,472,696

	JP Morgan Alternative Loan Trust,
6,808,566	Series 2007-A2-12A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 11.50% Cap)	0.86%		06/25/2037	3,287,250

	New Residential Mortgage Loan Trust,
4,102,000	Series 2020-NQM2-B1	4.27%	(a)(c)	05/24/2060	4,008,854
2,886,000	Series 2020-NQM2-B2	4.27%	(a)(c)	05/24/2060	2,773,651

	Progress Residential Trust,
11,750,000	Series 2019-SFR2-G	5.09%	(a)	05/17/2036	11,439,339
4,000,000	Series 2019-SFR3-G	4.12%	(a)	09/17/2036	3,854,320

	TBW Mortgage-Backed Trust,
4,839,783	Series 2007-2-A1A	5.96%	(c)	07/25/2037	2,078,268

	Velocity Commercial Capital Loan Trust,
1,242,902	Series 2016-1-M5	8.59%	(a)(c)	04/25/2046	1,254,547
1,116,857	Series 2020-MC1-A	4.50%	(a)(c)	06/25/2045	1,116,857

	Verus Securitization Trust,
2,500,000	Series 2020-2-B1	5.36%	(a)(c)	05/25/2060	2,459,119
5,000,000	Series 2020-4-B2	5.60%	(a)(c)	05/25/2065	4,891,745
1,235,000	Series 2020-INV1-B1	5.75%	(a)(c)	03/25/2060	1,235,877
3,300,000	Series 2020-INV1-B2	6.00%	(a)(c)	03/25/2060	3,272,733

	Vista Point Securitization Trust,
9,222,000	Series 2020-1-B2	5.38%	(a)(c)	03/25/2065	9,153,390
3,396,000	Series 2020-2-B2	5.16%	(a)(c)	04/25/2065	3,290,627

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $114,687,220)				115,189,365

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US CORPORATE BONDS 22.7%
3,280,000	Air Methods Corporation	8.00%	(a)	05/15/2025	2,841,202
5,130,000	Alliant Holdings Intermediate LLC	6.75%	(a)	10/15/2027	5,077,161
7,425,000	Allied Universal Holdco LLC	9.75%	(a)	07/15/2027	7,683,390
1,975,000	ASP Unifrax Holdings, Inc.	7.50%	(a)	09/30/2029	1,760,181
1,855,000	At Home Group, Inc.	7.13%	(a)	07/15/2029	1,608,174
2,485,000	BCPE Empire Holdings, Inc.	7.63%	(a)	05/01/2027	2,345,467
535,000	Boxer Parent Company, Inc.	7.13%	(a)	10/02/2025	555,474
595,000	Carnival Corporation	7.63%	(a)	03/01/2026	599,581
5,995,000	Castle US Holding Corporation	9.50%	(a)	02/15/2028	5,963,556
3,315,000	Cengage Learning, Inc.	9.50%	(a)	06/15/2024	3,312,000
1,865,000	Clear Channel Outdoor Holdings, Inc.	7.50%	(a)	06/01/2029	1,863,191
2,335,000	Cobra Acquisition Company LLC	6.38%	(a)	11/01/2029	2,006,734
2,490,000	Community Health Systems, Inc.	6.88%	(a)	04/15/2029	2,449,861
405,000	Coty, Inc.	6.50%	(a)	04/15/2026	403,299
1,365,000	CSI Compressco LP	7.50%	(a)	04/01/2025	1,349,453
3,700,000	CVR Nitrogen Finance Corporation	6.13%	(a)	06/15/2028	3,704,995
792,284	CWT Travel Group, Inc.	8.50%	(a)	11/19/2026	784,361
3,895,000	Dealer Tire LLC	8.00%	(a)	02/01/2028	3,909,373
1,320,000	Delta Air Lines, Inc.	7.00%	(a)	05/01/2025	1,414,953
1,500,000	DISH DBS Corporation	5.75%	(a)	12/01/2028	1,422,187
4,000,000	Eldorado Resorts, Inc.	8.13%	(a)	07/01/2027	4,291,280
5,583,000	Embarq Corporation	8.00%		06/01/2036	5,388,488
1,540,000	Endo Luxembourg Finance Company I SARL	6.13%	(a)	04/01/2029	1,407,106
4,395,000	Endurance International Group Holdings, Inc.	6.00%	(a)	02/15/2029	3,799,807
2,505,000	EQM Midstream Partners LP	6.50%	(a)	07/01/2027	2,620,468
2,665,000	Ferrellgas Escrow LLC	5.88%	(a)	04/01/2029	2,465,045
800,000	Fertitta Entertainment LLC	6.75%	(a)	01/15/2030	736,988
1,500,000	Flex Acquisition Company, Inc.	7.88%	(a)	07/15/2026	1,554,105
1,200,000	Frontier Communications Holdings LLC	6.75%	(a)	05/01/2029	1,153,656
1,640,000	Full House Resorts, Inc.	8.25%	(a)	02/15/2028	1,678,819
965,000	Hightower Holding LLC	6.75%	(a)	04/15/2029	945,603
3,000,000	Illuminate Buyer LLC	9.00%	(a)	07/01/2028	3,041,250
1,666,032	JetBlue Pass Through Trust - Class B	8.00%		11/15/2027	1,783,013
1,010,000	LBM Acquisition LLC	6.25%	(a)	01/15/2029	947,284
2,560,000	LD Holdings Group LLC	6.13%	(a)	04/01/2028	2,270,118
3,215,000	Lions Gate Capital Holdings LLC	5.50%	(a)	04/15/2029	3,102,571
3,030,000	LSF9 Atlantis Holdings LLC	7.75%	(a)	02/15/2026	2,915,769
2,550,000	McGraw-Hill Education, Inc.	5.75%	(a)	08/01/2028	2,437,456
1,840,000	Metis Merger Sub LLC	6.50%	(a)	05/15/2029	1,735,322
1,420,000	Mileage Plus Holdings LLC	6.50%	(a)	06/20/2027	1,482,125
2,080,000	Minerva Merger Sub, Inc.	6.50%	(a)	02/15/2030	2,020,470
3,005,000	National FINL Partners Corporation	6.88%	(a)	08/15/2028	2,873,591
5,765,000	NGL Energy Operating LLC	7.50%	(a)	02/01/2026	5,678,208
1,575,000	NuStar Logistics LP	6.38%		10/01/2030	1,597,995
250,000	Olympus Water US Holding Corporation	6.25%	(a)	10/01/2029	221,730
650,000	Par Petroleum LLC	12.88%	(a)	01/15/2026	706,687
780,000	Park River Holdings, Inc.	5.63%	(a)	02/01/2029	631,543
2,145,000	PBF Holding Company LLC	9.25%	(a)	05/15/2025	2,212,267

18	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,435,000	PECF USS Intermediate Holding III Corporation	8.00%	(a)	11/15/2029	1,387,573
1,250,000	Performance Food Group, Inc.	6.88%	(a)	05/01/2025	1,295,125
3,835,000	PetSmart, Inc.	7.75%	(a)	02/15/2029	3,964,316
1,050,000	PMHC II, Inc.	9.00%	(a)	02/15/2030	925,355
4,485,000	PowerTeam Services LLC	9.03%	(a)	12/04/2025	4,486,794
7,250,000	Radiology Partners, Inc.	9.25%	(a)	02/01/2028	7,264,391
200,000	Sabre Global, Inc.	9.25%	(a)	04/15/2025	222,060
3,305,000	Sabre Global, Inc.	7.38%	(a)	09/01/2025	3,456,584
2,635,000	SEG Holding LLC	5.63%	(a)	10/15/2028	2,637,899
4,170,000	SWF Escrow Issuer Corporation	6.50%	(a)	10/01/2029	3,612,179
3,410,000	TKC Holdings, Inc.	10.50%	(a)	05/15/2029	3,483,844
885,000	TMS International Corporation	6.25%	(a)	04/15/2029	842,440
780,000	TransDigm, Inc.	8.00%	(a)	12/15/2025	816,590
4,798,000	Trident TPI Holdings, Inc.	9.25%	(a)	08/01/2024	4,827,940
2,365,000	Triton Water Holdings, Inc.	6.25%	(a)	04/01/2029	2,021,271
3,216,000	Triumph Group, Inc.	8.88%	(a)	06/01/2024	3,402,303
6,300,000	Triumph Group, Inc.	7.75%		08/15/2025	6,353,361
7,500,000	Uber Technologies, Inc.	8.00%	(a)	11/01/2026	7,977,750
1,500,000	Uber Technologies, Inc.	7.50%	(a)	09/15/2027	1,601,258
1,785,000	United Natural Foods, Inc.	6.75%	(a)	10/15/2028	1,831,731
2,460,000	Uniti Group LP	6.50%	(a)	02/15/2029	2,296,804
2,845,000	Univision Communications, Inc.	6.63%	(a)	06/01/2027	2,983,452
4,000,000	Verscend Escrow Corporation	9.75%	(a)	08/15/2026	4,164,580
2,400,000	ViaSat, Inc.	6.50%	(a)	07/15/2028	2,307,036
2,165,000	Viking Cruises Ltd.	13.00%	(a)	05/15/2025	2,409,677
2,375,000	Virtusa Corporation	7.13%	(a)	12/15/2028	2,213,512
221,000	Weatherford International Ltd.	11.00%	(a)	12/01/2024	229,025
1,255,000	Weatherford International Ltd.	6.50%	(a)	09/15/2028	1,298,925
3,280,000	Weatherford International Ltd.	8.63%	(a)	04/30/2030	3,334,169
2,540,000	Wheel Pros, Inc.	6.50%	(a)	05/15/2029	2,230,577

	Total US Corporate Bonds (Cost $202,088,994)				198,631,878

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 9.0%

	Federal Home Loan Mortgage Corporation,
8,871,477	Series 313-S1 (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	5.50%	(f)(k)	09/15/2043	1,403,283
3,271,341	Series 3997-SA (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.10%	(f)(k)	02/15/2042	544,124
3,163,193	Series 4091-VI (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.77%	(f)(k)	11/15/2040	369,624
6,740,326	Series 4119-SC (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.75%	(f)(k)	10/15/2042	1,120,513
3,763,158	Series 4643-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.60%	(f)(k)	01/15/2047	586,659
13,738,264	Series 4863-IA	4.50%	(f)	03/15/2045	1,516,167

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association,
9,293,277	Series 2012-124-SE (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.69%	(f)(k)	11/25/2042	1,467,698
11,725,353	Series 2012-84-HS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54%	(f)(k)	08/25/2042	1,709,197
6,500,759	Series 2017-69-ES (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.69%	(f)(k)	09/25/2047	1,062,302
8,819,454	Series 2019-25-SB (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.59%	(f)(k)	06/25/2049	1,387,963
48,762,883	Series 2019-M26-X1	0.62%	(c)(f)	03/25/2030	1,707,925
17,875,209	Series 5004-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 6.10%, 6.10% Cap)	6.00%	(f)(k)	08/25/2050	3,945,212

	Freddie Mac STACR REMIC Trust,
9,250,000	Series 2020-DNA1-B2 (1 Month LIBOR USD + 5.25%)	5.71%	(a)	01/25/2050	8,716,129
3,000,000	Series 2020-DNA2-B2 (1 Month LIBOR USD + 4.80%)	5.26%	(a)	02/25/2050	2,763,078
6,000,000	Series 2020-DNA6-B2 (Secured Overnight Financing Rate 30 Day Average + 5.65%)	5.75%	(a)	12/25/2050	5,708,168
1,200,000	Series 2020-HQA2-B1 (1 Month LIBOR USD + 4.10%)	4.56%	(a)	03/25/2050	1,176,038
22,000,000	Series 2020-HQA2-B2 (1 Month LIBOR USD + 7.60%)	8.06%	(a)	03/25/2050	21,928,966
9,750,000	Series 2020-HQA5-B2 (Secured Overnight Financing Rate 30 Day Average + 7.40%)	7.50%	(a)	11/25/2050	10,340,692

	Government National Mortgage Association,
12,964,179	Series 2019-22-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.15%	(f)(k)	02/20/2045	1,650,721
7,093,924	Series 2020-21-NS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.60%	(f)(k)	04/20/2048	1,035,582
8,579,155	Series 2020-47-SL (-1 x 1 Month LIBOR USD + 5.37%, 5.37% Cap)	4.92%	(f)(k)	07/20/2044	928,111
15,631,321	Series 2020-61-SU (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.17%	(f)(k)	07/16/2045	1,932,181
5,737,067	Series 2020-77-SU (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.65%	(f)(k)	09/20/2047	925,714
28,823,794	Series 2021-97-SG (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	2.55%	(f)(k)	06/20/2051	1,407,599
37,225,169	Series 2021-H04-BI	1.38%	(c)(f)	02/01/2071	2,107,931
39,224,225	Series 2021-H07-AI	1.12%	(c)(f)	05/20/2071	1,912,256

	Total US Government and Agency Mortgage Backed Obligations (Cost $90,278,551)				79,353,833

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	19

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COMMON STOCKS 0.1%
23,484	CWT Travel Holdings, Inc.(g)(h)				698,649

	Total Common Stocks (Cost $481,305)				698,649

PREFERRED STOCKS 1.1%

	AGNC Investment Corporation,
400,000	Series F (3 Month LIBOR USD + 4.70%)	6.13%	(d)	04/15/2025	9,332,000
10,223	Riverbed Technology, Inc.(g)(h)				102,230

	Total Preferred Stocks (Cost $8,891,565)				9,434,230

REAL ESTATE INVESTMENT TRUSTS 1.1%
650,000	AGNC Investment Corporation	8.72%			8,515,000
	Chimera Investment Corporation
30,000	(3 Month LIBOR USD + 5.38%)	8.00%	(d)	03/30/2024	747,900

	Total Real Estate Investment Trusts (Cost $9,062,735)				9,262,900

SHORT TERM INVESTMENTS 3.2%
9,475,283	First American Government Obligations Fund - Class U	0.20%	(i)		9,475,283
9,475,284	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(i)		9,475,284
9,475,284	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(i)		9,475,284

	Total Short Term Investments (Cost $28,425,851)				28,425,851

	Total Investments 134.5% (Cost $1,230,855,785)(j)				1,179,929,463
	Liabilities in Excess of Other Assets (34.5)%				(302,929,945)

	NET ASSETS 100.0%				$876,999,518

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	29.9%
US Corporate Bonds	22.7%
Foreign Corporate Bonds	20.6%
Collateralized Loan Obligations	16.4%
Non-Agency Residential Collateralized Mortgage Obligations	13.1%
Bank Loans	9.2%
US Government and Agency Mortgage Backed Obligations	9.0%
Asset Backed Obligations	5.5%
Short Term Investments	3.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.6%
Preferred Stocks	1.1%
Real Estate Investment Trusts	1.1%
Common Stocks	0.1%
Other Assets and Liabilities	(34.5)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	29.9%
Collateralized Loan Obligations	16.4%
Non-Agency Residential Collateralized Mortgage Obligations	13.1%
US Government and Agency Mortgage Backed Obligations	9.0%
Energy	8.8%
Asset Backed Obligations	5.5%
Electronics/Electric	3.9%
Real Estate	3.9%
Commercial Services	3.7%
Short Term Investments	3.2%
Media	3.2%
Technology	3.1%
Aerospace & Defense	2.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.6%
Utilities	2.6%
Telecommunications	2.4%
Healthcare	2.2%
Finance	2.1%
Consumer Products	1.7%
Retailers (other than Food/Drug)	1.4%
Mining	1.4%
Chemicals/Plastics	1.3%
Business Equipment and Services	1.1%
Transportation	0.9%
Insurance	0.9%
Automotive	0.9%
Financial Intermediaries	0.8%
Containers and Glass Products	0.8%
Hotels/Motels/Inns and Casinos	0.7%
Leisure	0.6%
Food Products	0.5%
Industrial Equipment	0.5%
Chemical Products	0.5%
Diversified Manufacturing	0.4%
Construction	0.4%
Building and Development (including Steel/Metals)	0.3%
Food/Drug Retailers	0.3%
Pharmaceuticals	0.3%
Environmental Control	0.2%
Banking	0.1%
Food Service	0.1%
Other Assets and Liabilities	(34.5)%

100.0%

20	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2022

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Perpetual maturity. The date disclosed is the next call date of the security.

(e)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(f)	Interest only security

(g)	Value determined using significant unobservable inputs.

(h)	Non-income producing security

(i)	Seven-day yield as of period end

(j)

Under the Fund’s credit agreement, the Lender, through its agent, has been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowing under the line of credit with the Lender (See Note 9).

(k)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(l)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(m)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	21

Statement of Assets and Liabilities	(Unaudited) March 31, 2022

ASSETS
Investments in Securities, at Value*	$1,151,503,612
Short Term Investments, at Value*	28,425,851
Interest and Dividends Receivable	13,813,574
Prepaid Expenses and Other Assets	150,489
Receivable for Investments Sold	21,639
Cash	14,678
Total Assets	1,193,929,843

LIABILITIES
Loan Payable (See Note 9)	310,000,000
Payable for Investments Purchased	4,635,238
Investment Advisory Fees Payable	1,370,686
Interest Expense Payable	411,560
Payable to Broker for Dividend Reinvestment	241,695
Administration, Fund Accounting and Custodian Fees Payable	130,176
Professional Fees Payable	84,047
Trustees Fees Payable (See Note 7)	38,748
Accrued Expenses	18,175
Total Liabilities	316,930,325
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$876,999,518

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$479
Additional Paid-in Capital	952,454,795
Undistributed (Accumulated) Net Investment Income (Loss)	(1,608,567)
Accumulated Net Realized Gain (Loss) on Investments	(22,920,867)
Net Unrealized Appreciation (Depreciation) on:
Investments in Securities	(50,926,322)
Total Distributable Earnings (Loss) (See Note 5)	(75,455,756)
Net Assets	$876,999,518

*Identified Cost:
Investments in Securities	$1,202,429,934
Short Term Investments	28,425,851

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	47,945,779
Net Asset Value per Share	$18.29

22	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended March 31, 2022

INVESTMENT INCOME
Income:
Interest	$42,195,452
Dividends from Unaffiliated Securities	804,250
Total Investment Income	42,999,702

Expenses:
Investment Advisory Fees	8,482,831
Interest Expense	2,096,028
Administration, Fund Accounting and Custodian Fees	212,618
Professional Fees	108,732
Miscellaneous Expenses	57,061
Trustees Fees	56,088
Registration Fees	24,745
Insurance Expenses	10,641
Shareholder Reporting Expenses	7,347
Total Expenses	11,056,091

Net Investment Income (Loss)	31,943,611

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on:

Investments in Securities	3,537,167

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Securities	(94,394,495)

Unfunded Loan Commitments	(1,947)
Net Realized and Unrealized Gain (Loss) on Investments	(90,859,275)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(58,915,664)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	23

Statements of Changes in Net Assets

	Period Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

OPERATIONS
Net Investment Income (Loss)	$31,943,611	$60,924,580
Net Realized Gain (Loss) on Investments	3,537,167	39,959,158
Net Change in Unrealized Appreciation (Depreciation) on Investments	(94,396,442)	20,248,100
Net Increase (Decrease) in Net Assets Resulting from Operations	(58,915,664)	121,131,838

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(33,571,635)	(67,076,555)
From Return of Capital	—	(66,714)

Total Distributions to Shareholders	(33,571,635)	(67,143,269)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	—	—

Total Increase (Decrease) in Net Assets	$(92,487,299)	$53,988,569

NET ASSETS
Beginning of Period	$969,486,817	$915,498,248
End of Period	$876,999,518	$969,486,817

24	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2022

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(58,915,664)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(173,843,581)
Proceeds from Disposition of Long Term Investments	199,156,780
Net (Purchases of) Proceeds from Disposition of Short Term Investments	3,503,928
Net Amortization (Accretion) of Premiums/Discounts	(2,251,068)
Net Realized (Gain) Loss on Investments in Securities
Investments in Securities	(3,537,167)
Net Change in Unrealized (Appreciation) Depreciation on:
Investments in Securities	94,394,495
Unfunded Loan Commitments	1,947
(Increase) Decrease in:
Receivable for Investments Sold	3,721,540
Interest and Dividends Receivable	546,755
Prepaid Expenses and Other Assets	(126,928)
Increase (Decrease) in:
Payable for Investments Purchased	(14,002,045)
Interest Expense Payable	95,378
Investment Advisory Fees Payable	(62,542)
Payable to Broker for Dividend Reinvestment	12,706
Trustee Fees Payable	2,563
Accrued Expenses	(207,485)
Administration, Fund Accounting and Custodian Fees Payable	32,045
Professional Fees Payable	19,025
Net Cash Provided By (Used In) Operating Activities	48,540,682

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in borrowings	15,000,000
Decrease in borrowings	(30,000,000)
Cash Dividends Paid to Common Stockholders	(33,571,635)
Net Cash Provided By (Used In) Financing Activities	(48,571,635)

NET CHANGE IN CASH
Cash at Beginning of Period	45,631
Cash at End of Period	$14,678

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Cash Paid for Interest on Loan Outstanding	$2,000,650

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2022	25

Financial Highlights

	Period Ended March 31, 2022 (Unaudited)		Year Ended September 30, 2021	Period Ended September 30, 2020(a)

Net Asset Value, Beginning of Period	$20.22		$19.09	$20.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)(b)	0.67		1.27	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.90)		1.26	(0.76)
Total from Investment Operations	(1.23)		2.53	(0.21)

Less Distributions:

Distributions from Net Investment Income	(0.70)		(1.40)	(0.57)

Return of Capital	—		— (g)	(0.13)
Total Distributions	(0.70)		(1.40)	(0.70)
Net Asset Value, End of Period	$18.29		$20.22	$19.09
Market Price, End of Period	$16.75		$19.11	$18.29
Total Return on Net Asset Value(c)	(6.22	)%(f)	13.53%	(0.83	)%(f)
Total Return on Market Price(d)	(8.92	)%(f)	12.36%	(4.95	)%(f)

Supplemental Data:

Net Assets, End of Period (000’s)	$877,000		$969,487	$915,498
Ratios to Average Net Assets:
Expenses, including interest expense	2.38%	(e)	2.22%	1.86%	(e)
Net Investment Income (Loss)	6.88%	(e)	6.30%	5.11%	(e)
Portfolio Turnover Rate	14%	(f)	44%	16%	(f)

(a)	Commenced operations on February 26, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Net Asset Value does not reflect any sales load paid by investors.

(d)

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Market Price does not reflect any sales load paid by investors.

(e)	Annualized
(f)	Not Annualized
(g)	Less than $0.005 per share

26	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) March 31, 2022

1.  Organization

DoubleLine Yield Opportunities Fund (the “Fund”) is organized as a non-diversified, limited term, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. The Fund was organized as a Massachusetts business trust on September 17, 2019 and commenced operations on February 26, 2020. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DLY”. The Fund’s investment objective is to seek a high level of total return, with an emphasis on current income.

The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, February 25, 2032 (the “Dissolution Date”); provided that the Fund’s Board of Trustees (the “Board”) may, by a vote of the majority of the Board and seventy-five percent (75%) of the Continuing Trustees, as such term is defined in the Fund’s Second Amended and Restated Agreement and Declaration of Trust (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including the eighteenth month after the initial Dissolution Date, which later date shall then become the Dissolution Date. At the Dissolution Date, each holder of common shares of beneficial interest (“Common Shareholder”) would be paid a pro rata portion of the Fund’s net assets as determined as of the Dissolution Date. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all Common Shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below $200 million (the “Dissolution Threshold”), the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as otherwise scheduled.

The Fund sold and issued 5,000 shares of beneficial interest at $20.00 per share to DoubleLine Asset Management Company LLC (“DAMCO”), a wholly owned subsidiary of DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”). The Fund issued 46,000,000 common shares of beneficial interest in its initial public offering at $20.00 per share. The Fund issued an additional 1,900,000 common shares at $20.00 per share in connection with the underwriter’s over-allotment option.

The fiscal year end for the Fund is September 30, and the period covered by these Financial Statements is for the six months ended March 31, 2022 (the “period end”).

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services— Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table, which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Semi-Annual Report	|	March 31, 2022	27

Notes to Financial Statements (Cont.)

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The Fund’s holdings in whole loans, securitizations and certain other types of alternative lending-related instruments may be valued based on prices provided by a third-party pricing service.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by an independent pricing service. Where an active secondary market does not exist to a reliable degree in the judgment of the Adviser, such loans will be valued at fair value based on certain factors.

In respect of certain commercial real estate-related, residential real estate-related and certain other investments for which a limited market may exist, the Fund may value such investments based on appraisals conducted by an independent valuation advisor or a similar pricing agent. However, an independent valuation firm may not be retained to undertake an evaluation of an asset unless the NAV, market price and other aspects of an investment exceed certain significance thresholds.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board. The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

28	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2022

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2022:

Category

Investments in Securities

Level 1

Money Market Funds	$28,425,851

Preferred Stocks	9,332,000

Real Estate Investment Trusts	9,262,900

Total Level 1	47,020,751

Level 2

Non-Agency Commercial Mortgage Backed Obligations	$262,465,946

US Corporate Bonds	198,631,878

Foreign Corporate Bonds	180,821,650

Collateralized Loan Obligations	139,986,031

Non-Agency Residential Collateralized Mortgage Obligations	115,189,365

Bank Loans	80,757,973

US Government and Agency Mortgage Backed Obligations	79,353,833

Asset Backed Obligations	28,666,769

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	23,156,036

Total Level 2	1,109,029,481

Level 3

Asset Backed Obligations	$19,116,712

Collateralized Loan Obligations	3,961,640

Common Stocks	698,649

Preferred Stocks	102,230

Total Level 3	23,879,231

Total	$1,179,929,463

See the Schedule of Investments for further disaggregation of investment categories.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2021	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2022	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2022(c)
Investments in Securities
Asset Backed Obligations	$17,202,828	$2,978	$(4,281,860)	$—	$6,491,263	$(298,497)	$—	$—	$19,116,712	$(3,804,301)
Collateralized Loan Obligations	4,404,564	—	(442,924)	—	—	—	—	—	3,961,640	(442,924)
Common Stocks	—	—	217,344	—	481,305	—	—	—	698,649	—
Preferred Stocks	—	—	(115,703)	—	217,933	—	—	—	102,230	—
Foreign Corporate Bonds	104,947	—	—	—	30,639	(135,586)	—	—	—	—
Total	$21,712,339	$2,978	$(4,623,143)	$—	$7,221,140	$(434,083)	$—	$—	$23,879,231	$(4,247,225)

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2022 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

Semi-Annual Report	|	March 31, 2022	29

Notes to Financial Statements (Cont.)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2022	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$19,116,712	Market Comparables	Market Quotes	$65.88-$64,366.29 ($17,783.34)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$3,961,640	Market Comparables	Market Quotes	$79.23 ($79.23)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$698,649	Market Comparables	Market Quotes	$29.75 ($29.75)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Preferred Stocks	$102,230	Market Comparables	Market Quotes	$10.00 ($10.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates.The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

30	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2022

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2022, the Fund had no unfunded positions.

The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan. As of March 31, 2022, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Fund maintained with its custodian liquid investments having an aggregate value at least equal to the par value of its unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.35% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DoubleLine Asset Management Company, a wholly owned subsidiary of the Adviser, owned 5,768 shares of the Fund as of the period end. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.   Purchases and Sales of Securities

For the period ended March 31, 2022, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $173,843,581 and $199,156,780, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund was as follows:

	Period Ended March 31, 2022	Period Ended September 30, 2021

Distributions Paid From:

Ordinary Income	$33,571,635	$67,076,555

Return of Capital	—	66,714

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	$33,571,635	$67,143,269

Semi-Annual Report	|	March 31, 2022	31

Notes to Financial Statements (Cont.)

The cost basis of investments for federal income tax purposes as of September 30, 2021, was as follows:

Tax Cost of Investments	$1,257,221,497

Gross Tax Unrealized Appreciation	68,752,119

Gross Tax Unrealized Depreciation	(28,618,819)

Net Tax Unrealized Appreciation (Depreciation)	40,133,300

As of September 30, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$40,133,300

Other Accumulated Gains (Losses)	(23,101,757)

Total Accumulated Earnings (Losses)	17,031,543

As of September 30, 2021, $22,864,038 was available as a capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2021, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, swaps, market discount and return of capital. For the year ended September 30, 2021, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

$5,556,351	$(5,189,446)	$(366,905)

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

6.  Share Transactions

For the period ended March 31, 2022 or the year ended September 30, 2021, the Fund did not have any share transactions.

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $56,088 from the Fund during the period ended March 31, 2022. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $56,088, which includes $56,982 in current fees (either paid in cash or deferred) and a decrease of $894 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

32	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2022

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.

Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

On February 28, 2022, the Fund entered into the fourth amendment to its credit agreement (the “Amendment”) with U.S. Bank National Association (“U.S. Bank”), as administrative agent, and certain lenders party thereto.

The Amendment extended the termination of the Fund’s existing $300,000,000 revolving credit facility and existing $50,000,000 term loan (together, the “credit facility”) to February 27, 2023 (or the date the committed amount is reduced to $0). The Amendment also converted the benchmark rate from LIBOR to the secured overnight financing rate (“SOFR”) and provides a mechanism for determining the applicable interest rate should term SOFR no longer be available. Under the current terms of the Fund’s credit agreement, interest is charged at the rate of one-month daily 2-Day lag SOFR plus 0.10% plus 1.10%, subject to certain conditions that may cause the rate of interest to increase. This rate represents a floating rate of interest that may change over time. The Fund will also be responsible for paying a non-usage fee of 0.125% on the unused amount, should the unused amount be less than $75,000,000. Should the unused amount be $75,000,000 or more, the non-usage fee increases to 0.250% on the unused amount.

The Fund pledges its assets as collateral to secure obligations under the credit facility. The Fund retains the risk and rewards of the ownership of assets pledged to secure obligations under the credit facility. As of March 31, 2022, the amount of total outstanding borrowings was $310,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.

For the period ended March 31, 2022, the Fund’s activity under the credit facility was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

$350,000,000	$329,258,242	$340,000,000	$2,082,868	$13,160	1.25%

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

Limited prior history:  The Fund is a newly organized, non-diversified, limited term closed-end management investment company with a limited history of operations and is subject to all of the business risks and uncertainties associated with any new business.

•

Market discount risk:  The price of the Fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

Limited term and tender offer risk:  Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes a tender offer and converts to perpetual existence, the Fund will terminate on or about February 25, 2032 (the “Dissolution Date”). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its

Semi-Annual Report	|	March 31, 2022	33

Notes to Financial Statements (Cont.)

investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

•

Leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the NAV and market price of the Common Shares and the investment return to Common Shareholders will likely be more volatile. There can be no assurance that a leveraging strategy will be used by the Fund or that it will be successful.

•	Liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

Portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

Valuation risk:  the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

•

Investment and market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. The value of securities and other instruments traded in over-the-counter markets, like other market investments, may move up or down, sometimes rapidly and unpredictably. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

Issuer non-diversification risk:  As a non-diversified fund, the Fund may invest its assets in a smaller number of issuers than may a diversified fund. Accordingly, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. Some of the issuers in which the Fund invests also may present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivatives transactions with a limited number of counterparties.

•

Credit risk:  Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. The Fund’s income might be reduced and the value of the investment might fall or be lost entirely. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (including debt securities commonly referred to as “high yield” securities and “junk” bonds) and floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

Interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•	Debt securities risk: In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

°

Redemption risk:  Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

34	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2022

°

Extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

Spread risk:  Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

°

Limited voting rights:  Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

°

Prepayment/reinvestment risk:  the risk that income may decline when the Fund invests proceeds from investment income, sales of portfolio securities or matured, traded, pre-paid or called debt obligations, negatively effecting dividend levels and market price, NAV and/or overall return of the common shares.

°

LIBOR risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

Mortgage-backed securities risks:  include the risks that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage- backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

Foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with respect to the U.S. dollar or with respect to other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	Foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

Emerging markets risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•

Collateralized debt obligations (“CDOs”) risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), Collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments;

Semi-Annual Report	|	March 31, 2022	35

Notes to Financial Statements (Cont.)

(ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

Asset-backed securities investment risk:  Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default.

•

Credit default swaps risk:  Credit default swaps provide exposure to one or more reference obligations but involve greater risks than investing in the reference obligation directly, and expose the Fund to liquidity risk, counterparty risk and credit risk. A buyer of a credit default swap will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation(s).

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities.

•

Sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

Loan risk:  the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR (or any comparable successor or alternative benchmark), may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

•

Below investment grade/high yield securities risk:  Debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity.

36	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2022

•

Defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties.

•

Real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

Derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the underlying investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted Rule 18f-4 under the 1940 Act, which governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Any funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. The Fund’s ability to use derivative instruments and other senior securities, including any credit facilities available to it, and to invest and operate as it has historically, may be adversely affected. The Fund is required to comply with new Rule 18f-4 by August 19, 2022.

•

Counterparty risk:  the risk that the Fund will be subject to credit risk presented with respect to the counterparties to derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

•

Unrated securities risk:  Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating and value. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

•

Structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase the Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

Semi-Annual Report	|	March 31, 2022	37

Notes to Financial Statements (Cont.)

•

Issuer risk:  Issuer risk is the risk that the market price of securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting securities markets generally, particular industries represented in those markets, or the issuer itself.

•

Market disruption and geopolitical risk:  the risk that markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity, which may cause the Fund to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices.

•

Tax risk:  in order to qualify as a regulated investment company under the Code, the Fund must meet requirements regarding, among other things, the source of its income. Certain investments do not give rise to qualifying income for this purpose. Any income the Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of the Fund’s annual gross income. If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

Operational and Information Security Risks:  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

11.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund and the Fund’s financial statements. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

38	DoubleLine Yield Opportunities Fund

Evaluation of Advisory Agreement by Board of Trustees	(Unaudited) March 31, 2022

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Selective Credit Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Multi-Asset Trend Fund

DoubleLine Multi-Asset Trend Ltd.

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

At a meeting held in February 2022, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds listed above (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2022 meeting with management and at meetings held in preparation for that February 2022 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement.

The Trustees also meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and

Semi-Annual Report	|	March 31, 2022	39

Evaluation of Advisory Agreement by Board of Trustees (Cont.)	(Unaudited) March 31, 2022

volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including, among others, Mr. Jeffrey Gundlach, and the strong historical investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by Strategic Insight (the “Strategic Insight Reports”), an Asset International Company (“Strategic Insight”), that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the open-end Funds) against the net management fee rate and net total expense ratio of a group of peers selected by Strategic Insight, and each Fund’s performance records (Class I shares with respect to the open-end Funds) for the one-year, three-year (where applicable), and five-year (where applicable) periods ended December 31, 2021 against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s broad-based benchmark index. The Independent Trustees met with Strategic Insight representatives to review the comparative information set out in the Strategic Insight Reports, the methodologies used by Strategic Insight in compiling those reports and selecting the peer groups used within those reports, and considerations to weigh in evaluating the comparative information presented in those reports, including in a number of instances challenges encountered in assembling a group of peers for a Fund with principal investment strategies or investment approaches substantially similar to those of a Fund. Where applicable, the Trustees received information from DoubleLine and discussed factors contributing to underperformance of the Funds relative to their peer groups.

In respect of the open-end Funds, the Trustees considered the comparative Fund performance information in the Strategic Insight Reports, including for the one-year, three-year (where applicable), and five-year (where applicable) periods ending December 31, 2021. The Trustees noted those Funds that generally had strong performance relative to their peer groups over most or all of those periods, including, without limitation, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Flexible Income Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International® and DoubleLine Income Fund. In respect of other Funds, the Trustees considered in each case the reasons that DoubleLine provided for the relative underperformance, including in respect of DoubleLine Multi-Asset Growth Fund, DoubleLine Ultra Short Bond Fund and DoubleLine Global Bond Fund. The Trustees noted in this regard that the investment positioning and other explanations provided by DoubleLine for relative underperformance were consistent with both the relevant Fund’s principal investment strategies and DoubleLine’s historical approach to risk management. The Trustees noted also that the bulk of the open-end Funds that had had underperformed the median of their peer groups over the three- and/or five-year period ended December 31, 2021, had improved performance over the one-year period then ended, including each of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Infrastructure Income Fund, and DoubleLine Real Estate and Income Fund, with each of those Funds performing in the first or second quartile of their peers for that period. The Trustees noted that they had requested and received supplemental comparative performance information for the ten-year period ended December 31, 2021 for those Funds with ten years of investment operations. They noted that each of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund had performed in the second quartile of its peer group over that ten-year period and that DoubleLine Multi-Asset Growth Fund had performed in the third quartile of its peer group over that period. In evaluating performance, the Trustees also reviewed and considered information that DoubleLine provides to them quarterly regarding each Fund’s relative performance for other measurement periods, including each Fund’s since inception performance. The Trustees recognized that certain of the Funds, including DoubleLine Multi-Asset Trend Fund, have limited operating histories and that it was important to provide the Funds’ portfolio management teams sufficient time to establish a performance history.

In evaluating each Fund’s relative performance, the Trustees also considered information Strategic Insight and DoubleLine provided regarding differences in investment mandate, investment focus, and/or investment approach between a Fund and other funds in its peer group, including those instances where Strategic Insight reported encountering challenges in assembling a peer group of funds comprised of other funds with principal investment strategies or investment approaches substantially similar to a Fund.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ net management fees and net total expenses relative to their expense peer groups. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that if offers. The Strategic Insight Reports showed four open-end Funds with net management fees in the fourth quartile of their expense groups. In considering the relative level of those fees, the Trustees considered, among other things, DoubleLine’s demonstrated significant expertise, success and experience running fixed income

40	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2022

strategies over the long term and that the long-term relative performance records of each of DoubleLine Total Return Bond Fund, DoubleLine Strategic Commodity Fund and DoubleLine Emerging Markets Fixed Income Fund were quite favorable and that significant differences existed between DoubleLine Infrastructure Income Fund’s principal investment strategies and those of the bulk of the funds in its peer group, which did not similarly focus on infrastructure-related bonds. The Independent Trustees also noted that there were one or more funds in each of those Funds’ peer groups with higher net management fees and, in some cases, multiple funds with significantly higher net management fees.

The Trustees also considered the portion of the Strategic Insight Reports covering the open-end Funds’ net total expenses, noting that the reports showed that each open-end Fund, other than DoubleLine Total Return Bond Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Strategic Commodity Fund, DoubleLine Infrastructure Income Fund, and DoubleLine Emerging Markets Local Currency Bond Fund, had a net total expense ratio in the first or second quartile of its expense peer group. The Trustees noted that DoubleLine Total Return Bond Fund’s, DoubleLine Emerging Markets Fixed Income Fund’s and DoubleLine Infrastructure Income Fund’s net total expense ratios were within 2 basis points or less of the median of their peer group, and that DoubleLine Emerging Markets Local Currency Bond Fund’s net total expense ratio was 4 basis points above the median of its peer group. The Trustees noted that only DoubleLine Strategic Commodity Fund had a net total expense ratio that was in the fourth comparative quartile of its expense peer group and, in that respect, they noted that the Fund’s net total expense ratio was significantly below the high end of the range of its expense group and in line with several others, and they also took into account DoubleLine Strategic Commodity Fund’s favorable performance, which was above the median of its Morningstar category for both the one-year and five-year periods shown and above the Fund’s benchmark index for the one-year and five-year periods shown.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed additional one-year term.

In respect of the closed-end Funds, the Trustees considered the information in the Strategic Insight Reports regarding the Funds’ performance records and net management fees and net total expenses, based on each Fund’s net assets (excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets (including the principal amount of borrowings). As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted the Fund’s strong performance, in particular that the Fund was in the first performance quartile for the one-year and five-year periods and in the second performance quartile for the three-year period. The Trustees also noted that DSL’s net total expense ratio (excluding investment related expenses) was below the median of its expense peer group on both a net assets and a total managed assets basis and that its net management fee rate was above, though near, the median of its expense group on both a net assets and a total managed assets basis. In evaluating the comparative net management fee and net total expense ratios of DSL, the Independent Trustees considered the Fund’s strong relative long-term performance record.

As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that the Fund performed in the third quartile of its Morningstar peer group for the one-, three-, and five-year periods and outperformed its benchmark index for the one-, three-, and five-year periods shown in the Strategic Insight Report. The Trustees noted that DBL’s net management fees were in the second quartile of the Fund’s expense group on a net assets basis and in the third quartile of the expense group on a total managed assets basis. The Trustees also noted that DBL’s net total expense ratio was shown in the Strategic Insight Report to be higher than the median of the Fund’s expense peer group on both a net assets and a total managed assets basis, though below one or more of DBL’s expense group peers in each instance. The Independent Trustees also considered DoubleLine’s significant experience and expertise in managing fixed income strategies of the type employed by DoubleLine on behalf of the Fund.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees noted DLY’s limited operating history and that it had performed in the third quartile for the one-year period of its Morningstar peer group and outperformed its benchmark index for the one-year period shown in the Strategic Insight Report. The Trustees compared DLY’s net management fees and net total expenses to two peer groups assembled by Strategic Insight: (1) a group of leveraged closed-end funds selected by Strategic Insight that were categorized as “Multisector Bond” funds by Morningstar, which had not necessarily adopted recent structural changes in the closed-end marketplace (or which were launched prior to when those changes began to be adopted) (“Group A”), and (2) a group of closed-end funds that had launched more recently with organizational and offering expense arrangements with their sponsors similar to those of DLY (“Group B”). The Trustees noted that DLY’s net management fee was above the median net management fee of Group A, and that DLY’s net total expense ratio was above the median of Group A on both a net assets and a total managed assets basis. The Trustees noted also that DLY’s net management fees were in line with a number of its peers in Group B but also higher, and in some cases substantially higher, than the fees of the other peer funds in Group B, though not unreasonably so in light of information Strategic Insight had provided regarding changes in the closed-end fund marketplace beginning in 2018, differences in strategies employed by the funds in the peer group, the risks that DoubleLine had assumed as DLY’s sponsor in line

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Evaluation of Advisory Agreement by Board of Trustees (Cont.)	(Unaudited) March 31, 2022

with recent structural changes in the closed-end marketplace, the complexity of the Fund’s investment strategies, and DoubleLine’s investment experience and expertise. In evaluating the comparative net management fee rate of DLY, the Independent Trustees considered DoubleLine’s representation that it believes that DLY represents good value to shareholders, in light of the expertise and experience of Messrs. Gundlach and Sherman, who have both served as the Fund’s portfolio managers since the Fund’s inception.

The Trustees noted that each of DSL, DBL, and DLY had employed leverage during some or all of the periods shown in the Strategic Insight Reports, and considered information from DoubleLine that they receive quarterly intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage, including incremental management fees.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods to continue to provide services of the same nature and quality as DoubleLine has historically provided to the Funds.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine also bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a sub-adviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account, among other things, information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency and transparency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered in this respect information provided by DoubleLine regarding its reinvestment in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate changing regulatory requirements.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that

42	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2022

generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the net management fees of the largest open-end Funds remained fairly and competitively priced. The Trustees separately noted that DoubleLine had agreed to continue in place the expense limitation arrangements for a number of the Funds at current levels for an additional one-year period, with the prospect of recouping any waived fees or reimbursed expenses at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. Based on these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DSL, DBL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DSL, DBL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement(s); that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Semi-Annual Report	|	March 31, 2022	43

Federal Tax Information	(Unaudited) March 31, 2022

For the fiscal year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2021, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2021, was as follows:

Qualified Interest Income	67.93%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

44	DoubleLine Yield Opportunities Fund

Portfolio Managers	(Unaudited) March 31, 2022

The portfolio managers for the Fund are Jeffrey E. Gundlach (since the Fund’s inception) and Jeffrey J. Sherman (since the Fund’s inception). Since the Fund’s last annual report to shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com and on the SEC’s website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com; and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 18, 2022 for shareholders of record as of the close of business on December 17, 2021 to re-elect Joseph J. Ciprari, the Class II trustee nominee, for the Fund. Mr. Ciprari was elected with 38,172,214 affirmative votes and 806,906 votes withheld. Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Ronald R. Redell, John C. Salter and Raymond B. Woolson.

Semi-Annual Report	|	March 31, 2022	45

Dividend Reinvestment Plan	(Unaudited) March 31, 2022

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open- Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

46	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2022

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives.

Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Yield Opportunities Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

Semi-Annual Report	|	March 31, 2022	47

DoubleLine Privacy Policy Notice	(Unaudited) March 31, 2022

What Does DoubleLine Do with Your Personal Information?

This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where do we obtain your personal information?

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html

48	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2022

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act (CCPA).

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Notice to investors in Cayman Islands investment funds

If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Semi-Annual Report	|	March 31, 2022	49

DoubleLine Privacy Policy Notice (Cont.)

Access to and Control of Your Personal Information

Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to DoubleLine customers outside the United States may not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change in accordance with applicable law.

50	DoubleLine Yield Opportunities Fund

Investment Adviser:

DoubleLine Capital LP

2002 North Tampa Street

Suite 200

Tampa, FL 33602

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DLY

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

1

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable for semi-annual reports.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Yield Opportunities Fund

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 6/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 6/2/2022

By (Signature and Title) /s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial Accounting Officer

Date 6/2/2022

3